ARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                SEPTEMBER 1, 1999
                    AMENDED AND RESTATED ON NOVEMBER 10, 1999

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectuses dated September 1, 1999, for Retail Class A and Retail Class B, Institutional Class and Institutional II Class shares of ARK Funds (the "Fund"). Please retain this document for future reference. Capitalized terms used by not defined herein have the meanings given them in the Prospectuses. The Fund's Annual Report (including financial statements for the fiscal year ended April 30, 1999) is incorporated herein by reference. To obtain additional copies of the Retail Class A and Retail Class B, Institutional Class and Institutional II Class Prospectuses, the Annual Report or this Statement of Additional Information, please call 1-800-624-4116 (inside Maryland 1-800-638-7751).

TABLE OF CONTENTS                                                      PAGE
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INVESTMENT GOALS AND STRATEGIES.........................................2

INVESTMENT POLICIES AND LIMITATIONS.....................................15

INVESTMENT PRACTICES....................................................22

SPECIAL CONSIDERATIONS..................................................46

PORTFOLIO TRANSACTIONS..................................................63

VALUATION OF PORTFOLIO SECURITIES.......................................66

PORTFOLIO PERFORMANCE...................................................68

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................75

TAXES...................................................................78

TRUSTEES AND OFFICERS...................................................84

INVESTMENT ADVISER......................................................87

ADMINISTRATOR AND DISTRIBUTOR...........................................90

TRANSFER AGENT..........................................................96

DESCRIPTION OF THE FUND.................................................96

CUSTODIAN..............................................................105

INDEPENDENT AUDITORS...................................................105

FINANCIAL STATEMENTS...................................................105

Appendix A - Description of Indices and Rating.........................A-1
Appendix B - 1999 Tax Rates............................................B-1


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                         INVESTMENT GOALS AND STRATEGIES

         The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A Portfolio's investment adviser is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for its investment objective and those policies identified as fundamental, the investment policies of the Portfolios are not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval. The investment objectives and policies of the Portfolios are set forth below. Additional information regarding the types of securities in which the Portfolios may invest and certain investment transactions is provided in the Fund's Prospectuses and elsewhere in this Statement of Additional Information; see "Investment Policies and Limitations."

MONEY MARKET FUND PORTFOLIOS

         The U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO AND TAX-FREE MONEY MARKET PORTFOLIO invest in high-quality, short-term, U.S. dollar-denominated instruments determined by the adviser to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Portfolios seek to maintain a net asset value per share of $1.00, limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity. Although the Portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are large enough, a Portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

         The investment goal of the U.S. TREASURY MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of the United States. As a non-fundamental operating policy, the Portfolio invests 100% of its total assets in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations that pay interest which is specifically exempt from state and local taxes under federal law.

         The investment goal of the U.S. GOVERNMENT MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), or in repurchase agreements

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backed by such instruments. As a non-fundamental policy, the Portfolio invests
100% of its assets in U.S. Government Securities and in repurchase agreements backed by such instruments. The Portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

         The investment goal of the MONEY MARKET PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in abroad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the Portfolio's assets may be invested in securities that have received ratings in the second highest category by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the adviser to be comparable in quality to rated securities in accordance with guidelines adopted by the Board of Trustees. The Portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. The Portfolio may also invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

         The investment goal of the TAX-FREE MONEY MARKET PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from federal income taxes. The Portfolio attempts to invest 100% of its assets in securities exempt from federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from federal income tax, including the federal alternative minimum tax. The Portfolio invests in high-quality, short-term municipal securities but may also invest in high-quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The Portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds. At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single

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organization. The Portfolio may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

         The Portfolio's adviser anticipates that the Tax-Free Money Market Portfolio will be as fully invested as is practicable in municipal obligations. However, the Portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments. There may be occasions when, as a result of maturities of portfolio securities or sales of portfolio shares, or in order to meet anticipated redemption requests, the Portfolio may hold cash which is not earning income.

         The Tax-Free Money Market Portfolio may invest up to 25% of its net assets in a single issuer's securities. The Portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The Portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolio's performance.

SHORT-TERM TREASURY PORTFOLIO

         The investment goal of the SHORT-TERM TREASURY PORTFOLIO is to provide current income, with a secondary objective of stability of principal.

         The Portfolio invests 100% of its total assets in instruments which are issued or guaranteed by the U.S. government and thus constitute direct obligations of the United States, and in repurchase agreements backed by such instruments. As a non-fundamental policy, the Portfolio will invest 100% of its total assets in U.S. Treasury bills, notes and bonds, and will limit its investments to U.S. Treasury obligations that pay interest that is specifically exempt from state and local taxes under federal law.

SHORT-TERM BOND PORTFOLIO

         The investment goal of the SHORT-TERM BOND PORTFOLIO is to provide current income.

         The Portfolio invests primarily in investment-grade debt securities, U.S. Government Securities, and mortgage-backed and asset-backed securities. In addition, the Portfolio may invest in taxable municipal obligations. The securities in which the Portfolio invests include, but are not limited to: U.S. Government Securities; corporate obligations; mortgage-backed

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securities; asset-backed securities; and Money Market Instruments. The Portfolio may invest up to 5% of its total assets in securities rated below investment grade ("junk bonds"). Under normal market conditions, the Portfolio will invest at least 65% of its total assets in bonds.

INTERMEDIATE FIXED INCOME PORTFOLIO

         The investment goal of the INTERMEDIATE FIXED INCOME PORTFOLIO is to provide current income.

The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality. The Portfolio may also invest up to 5% of its total assets in securities rated below investment grade ("junk bonds"). Common stocks acquired through the exercise of conversion rights or warrants, or the acceptance of exchange or similar offers, ordinarily will not be retained by the Portfolio. An orderly disposition of these stocks will be effected consistent with the judgment of the adviser as to the best price available. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in fixed-income securities.

U.S. GOVERNMENT BOND PORTFOLIO

         The investment goal of the U.S. GOVERNMENT BOND PORTFOLIO is to provide current income.

         The securities in which the Portfolio invests include, but are not limited to: U.S. Government Securities; mortgage-backed securities; asset-backed securities; corporate obligations; taxable municipal obligations; and Money Market Instruments. The Portfolio may also invest up to 5% of its total assets in securities rated below investment grade ("junk bonds").

         Under normal market conditions, the Portfolio will invest at least 65% of the value of its total assets in U.S. Government Securities. For purposes of this policy, the Portfolio will consider collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. Government Securities. In addition, under normal market conditions, the Portfolio will invest at least 65% of its total assets in bonds. The Portfolio's remaining assets may be invested in any of the securities listed above.

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INCOME PORTFOLIO

         The investment goal of the INCOME PORTFOLIO is to provide current income and capital growth.

         Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in fixed-income securities. The Portfolio may invest in income-producing securities of all types, including bonds, notes, mortgage securities, government and government agency obligations, zero coupon securities, convertible securities, foreign securities, indexed securities, and asset-backed securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality. The Portfolio may also invest up to 15% of its total assets in securities rated below investment grade ("junk bonds"). Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers ordinarily will not be retained by the Portfolio. An orderly disposition of these stocks will be effected consistent with the adviser's judgment as to the best price available.


MARYLAND TAX-FREE PORTFOLIO

         The investment goal of the MARYLAND TAX-FREE PORTFOLIO is to provide high current income exempt from federal and Maryland state and local income taxes.

         Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in Maryland municipal securities. In addition, as a matter of fundamental policy, the Portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax.

         The Portfolio normally invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but may also invest up to 5% of its total assets in securities rated below investment grade ("junk bonds").

         If you are subject to the federal alternative minimum tax, you should note that the Portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

         The adviser normally invests the Portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the Portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial

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amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary defensive purposes.

PENNSYLVANIA TAX-FREE PORTFOLIO

         The investment goal of the PENNSYLVANIA TAX-FREE PORTFOLIO is to provide current income exempt from federal and Pennsylvania state income taxes.

         Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in Pennsylvania municipal securities. In addition, as a matter of fundamental policy, the Portfolio's assets will be invested during periods of normal market conditions so that at least 80% of its income will not be subject to federal income tax, including the federal alternative minimum tax. The Portfolio invests primarily in investment-grade debt securities (and unrated securities determined by the adviser to be of comparable quality), but also may invest up to 5% of its total assets in securities rated below investment grade ("junk bonds").

         If you are subject to the federal alternative minimum tax, you should note that the Portfolio may invest some of its assets in municipal securities issued to finance private activities. The interest from these investments is a tax-preference item for purposes of the tax.

         The adviser normally invests the Portfolio's assets according to its investment strategy and does not expect to invest in federally or state taxable obligations. However, the Portfolio reserves the right to invest without limitation in short-term instruments, to hold a substantial amount of uninvested cash, and to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

BALANCED PORTFOLIO

         The investment goal of the BALANCED PORTFOLIO is long-term total returns.

         The Portfolio's common stock investments may include foreign and domestic issues of larger, well-established companies, as well as medium-sized and smaller companies. The Portfolio may invest in preferred stock and convertible securities. Debt securities acquired by the Portfolio may include mortgage or asset-backed securities, corporate issues, indexed securities, and U.S. Government Securities. The Portfolio normally will invest in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may also invest up to 5% of its total assets in securities rated below investment grade ("junk bonds"). The Portfolio maintains at least 25% of its total assets infixed-income senior securities.

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         The Portfolio emphasizes long-term total return from capital appreciation and current income. Although it is not a policy of the Portfolio to engage in short-term trading, the adviser may dispose of securities without regard to the length of time they are held if it believes such action will benefit the Portfolio. Although the adviser will consider the potential for income in selecting investments for the Portfolio, the Portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios.

EQUITY INCOME PORTFOLIO

         The investment goal of the EQUITY INCOME PORTFOLIO is current income and growth of capital.

         The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks which, in general, have above-average dividend yields relative to the stock market as measured by the S&P 500. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in dividend-paying common stocks. The Portfolio may invest up to 35% of its total assets in other types of securities, including preferred stock, which may be convertible into common stock, and investment-grade debt securities (including convertible debt securities) and unrated securities determined by the adviser to be of comparable quality. The Portfolio may invest up to 5% of its total assets in securities rated below investment grade ("junk bonds").

         The adviser considers many factors when evaluating a security for investment by the Portfolio, including the company's current financial strength and relative value. Although the adviser will consider the potential for income in selecting investments for the Portfolio, the Portfolio is generally not intended to achieve a level of income comparable to fixed-income portfolios.

EQUITY INDEX PORTFOLIO

         The investment goal of the EQUITY INDEX PORTFOLIO is to provide investment results that correspond to the performance of the S&P 500.

         The adviser believes that the Portfolio's objective can best be achieved by investing in the common stocks of approximately 250 to 500 of the companies included in the S&P 500, depending upon the size of the Portfolio.

         The Portfolio is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as practicable, the composition of the S&P 500. The Portfolio includes a stock in the order of its weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of the Portfolio's assets

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invested in a stock or industry closely approximates the percentage of the S&P
500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds.

         Although the Portfolio will not duplicate the performance of the S&P 500 precisely, it is anticipated that there will be a close correlation between the Portfolio's performance and that of the S&P 500 in both rising and falling markets. The Portfolio will attempt to achieve a correlation of at least 95%,without taking into account expenses of the Portfolio. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Portfolio's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Portfolio's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the S&P 500, and the amount and timing of cash flows into and out of the Portfolio. Although cash flows into and out of the Portfolio will affect the Portfolio's ability to replicate the S&P 500's performance as well as its portfolio turnover rate, investment adjustments will be made, as practicable, to account for these circumstances. The Board of Trustees will monitor the targeted correlation of the Portfolio and, in the event that it is not achieved, will consider alternative methods for replicating the composition of the S&P 500.

         The Portfolio may invest up to 20% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The Portfolio may also invest up to 5% of its total assets in Standard & Poor's Depositary Receipts ("SPDRS"). The Portfolio will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500, and to reduce transaction costs.

         Standard & Poor's designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to the total market value of all stocks included in the S&P 500. From time to time, Standard & Poor's may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by Standard & Poor's as to its merits as an investment. "S&P 500 Index" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Equity Index Portfolio.

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BLUE CHIP EQUITY PORTFOLIO

         The investment goal of the BLUE CHIP EQUITY PORTFOLIO is capital appreciation.

         The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of established, large capitalization companies. The Portfolio may also seek capital by investing up to 35% of its total assets in other types of securities, including preferred stock and debt securities, securities convertible into common stock and asset-backed securities. The Portfolio normally invests in investment-grade debt securities (including convertible securities) and unrated securities determined by the adviser to be of comparable quality, but may also invest up to 5% of its total assets in securities rated below investment grade ("junk bonds").

         Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in equity securities of companies with operating histories of ten years or more and market capitalizations in excess of $5 billion. It is expected that the companies in which the Portfolio invests will be based primarily in the United States and will be recognized market leaders with strong financial positions.

MID-CAP EQUITY PORTFOLIO

         The investment goal of the MID-CAP EQUITY PORTFOLIO is long-term capital appreciation.

         The Portfolio seeks capital appreciation from a broadly diversified portfolio of common stocks of medium-sized companies. Under normal circumstances, at least 80% of the value of the Portfolio's total assets will be invested in equity securities of companies with a market capitalization of $500 million to $8 billion. Companies with market capitalizations in this range are considered "mid cap" and are represented by the Standard & Poor's Mid Cap 400 Index. As of July 30, 1999, the market capitalizations of the companies included in the S&P Mid Cap 400 Index ranged from $244 million to $10 billion.

         Assets not invested in equity securities of medium-sized companies as described above may be invested in equity securities of larger, more established companies or in investment-grade fixed-income securities (and unrated securities determined by the adviser to be of comparable quality).

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VALUE EQUITY PORTFOLIO

         The investment goal of the VALUE EQUITY PORTFOLIO is growth of principal.

         The securities in which the Portfolio invests include, but are not limited to: common stocks; convertible securities; securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market, including American Depositary Receipts ("ADRs"); futures and options; U.S. Government Securities; corporate obligations; mortgage-backed securities; and Money Market Instruments.

         Under normal market conditions, the Portfolio intends to invest at least 65% of its total assets in equity securities of U.S. companies. In most market conditions, the stocks comprising the Portfolio's assets will exhibit traditional value characteristics, such as higher than average sales growth, higher than average return on equity, above average free cash flow, and high return on the company's invested capital.

CAPITAL GROWTH PORTFOLIO

         The investment goal of CAPITAL GROWTH PORTFOLIO is long-term capital appreciation. The Portfolio is expected to produce modest dividend or interest income. This income will be incidental to the Portfolio's primary goal.

         The Portfolio seeks capital appreciation from a broadly diversified portfolio of primarily common stocks and securities convertible into common stock. The Portfolio may also seek capital appreciation by investing up to 35% of its total assets in other types of securities, including preferred stock, debt securities, asset-backed securities and indexed securities. Debt securities (including convertible securities) in which the Portfolio invests will normally be investment grade or unrated securities determined by the adviser to be of comparable quality. The Portfolio may, however, invest up to 5% of its total assets in securities rated below investment grade ("junk bonds").

SMALL-CAP EQUITY PORTFOLIO

         The investment goal of the SMALL-CAP EQUITY PORTFOLIO is long-term capital appreciation.

         Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in equity securities of companies with a market capitalization of $1.2 billion or less at the time of investment. The adviser will seek to identify companies with above-average growth potential or companies experiencing an unusual or possibly non-repetitive development taking place in the company, i.e., a "special situation". See "Investment Practices - Special Situations" below for more information.

         The adviser intends to invest primarily in common stocks and securities that are convertible into common stocks; however, the Portfolio may also invest up to 35% of its total assets in debt securities of all types and quality if the adviser believes that investing in these securities will result in capital appreciation. The Portfolio may invest up to 35% of its total assets in securities rated below investment grade ("junk bonds"). The Portfolio may invest up to 35% of its total assets in foreign securities of all types and may enter into forward currency contracts for the purpose of managing exchange rate risks and to facilitate transactions in foreign securities. The Portfolio may purchase or engage in indexed securities, illiquid instruments, loans and other direct debt instruments, options and futures contracts, repurchase agreements, securities loans, restricted securities, swap agreements, warrants, real estate-related instruments and zero coupon bonds.

         The Portfolio spreads investment risk by limiting its holdings in any one company or industry. The adviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as intended.

INTERNATIONAL EQUITY SELECTION PORTFOLIO

         The investment goal of the INTERNATIONAL EQUITY SELECTION PORTFOLIO is long-term capital appreciation. The Portfolio invests primarily in shares of other mutual funds ("underlying funds"), the portfolios of which consist primarily of equity securities of non-U.S. issuers.

         Under normal market conditions, and as an investment policy, the Portfolio will invest at least 65% of its total assets in underlying funds that are international equity funds. However, as an operational policy, the Portfolio anticipates investing substantially all of its assets in international equity funds. International equity funds are those which invest primarily in equity securities of companies located in three or more countries outside the United States. The adviser will attempt to identify and select a varied portfolio of international equity funds which presents the greatest long-term capital growth potential based on the adviser's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets or focus their investments on geographic regions. The selection of underlying funds involves an initial peer group screening process which assesses fund investment style, investment objectives and policies, and fund management. Rankings of certain independent rating services are also considered. Potential underlying funds which, in the adviser's view, meet these criteria will then be subject to further evaluation of investment policies, historical total return, size, volatility, manager tenure and operating expenses over various time periods. Also, on a macroeconomic level, a fund's geographical diversification is also considered. The underlying funds may be subject to more, less, the same or different investment restrictions than the Portfolio, and the adviser will consider these similarities and differences when making investment decisions.

         The Investment Company Act of 1940, as amended (the "1940 Act"), currently provides that the Portfolio may not purchase the securities of an underlying fund if, as a result, the Portfolio together with any of its affiliates would own more than 3% of the total outstanding securities of that underlying fund. Thus, the Portfolio's ability to invest in shares of certain underlying funds could be restricted and the adviser may have to select alternative investments. By investing in the Portfolio, investors bear not only the Portfolio's total operating expenses, but the operating expenses of the underlying funds as well. An investor in the Portfolio should recognize that investments may be made directly in underlying funds and that, by investing in underlying funds indirectly through the Portfolio, investors will bear not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the underlying funds, including distribution expenses and sales charges. Finally, investors should recognize that, as a result of the Portfolio's policies of investing in other mutual funds, investors may receive taxable capital gains distributions to a greater extent than would be the case if an investment were made directly in the underlying funds.

         Assets not invested in international equity funds may be invested in underlying funds other than international equity funds, such as global funds (funds that invest primarily in securities of issuers throughout the world, including the United States), individual country funds, and domestic equity and debt funds to the extent consistent with the Portfolio's goal of long-term capital appreciation. As described in more detail below, the Portfolio may also make direct investments in the securities held by these underlying funds, including, but not limited to: domestic and foreign equity securities (such as equity or debt securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs")(collectively, "Depositary Receipts"); fixed income securities, which include preferred stock, bonds, notes, or other debt securities of U.S. and foreign companies or governments; short-term debt securities, including U.S. Treasury bills and other short-term U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances; warrants; and unit investment trusts. The Portfolio and underlying funds may also invest in variable rate demand notes, invest in restricted securities, invest up to 15% of their net assets in illiquid securities, engage in repurchase agreements, when-issued and delayed delivery transactions and forward commitments, invest in foreign currency exchange transactions (including forward foreign currency exchange transactions), enter into futures contracts and foreign currency futures contracts and trade in options on foreign currencies, stock index and financial futures contracts, portfolio securities and stock indices. The Portfolio and underlying funds may also lend their portfolio securities, and borrow for investment purposes.

         Underlying funds may be authorized to invest up to 100% of their respective assets in the securities of foreign issuers and engage in foreign currency transactions (including forward foreign currency exchange transactions) with respect to these investments; invest primarily in either the securities of emerging market countries or in the securities of a single country; invest 35%or more of their respective assets in high yield securities (i.e., "junk bonds"); invest in warrants; sell securities short; engage in leveraged borrowing; and enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. The Portfolio will not concentrate its assets (i.e., invest more than 25% of its total assets) in any industry or in underlying funds which concentrate their assets in any industry. However, under certain unusual circumstances, the Portfolio could be indirectly concentrated in one or more industries. If this were to occur, the adviser would consider whether to maintain or change its investments in underlying funds.

         Although the Portfolio will normally invest in open-end, management investment companies, or "mutual funds," it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.

                       INVESTMENT POLICIES AND LIMITATIONS

         The following policies and limitations supplement those set forth in Retail Class A and Retail Class B Prospectus, Institutional Class Prospectus and Institutional II Class Prospectus. Unless otherwise expressly noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage or standard will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

         The Portfolios' investment limitations are listed in the following tables. Fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Portfolio.

FUNDAMENTAL POLICIES:                        PORTFOLIOS TO WHICH THE
                                             POLICY APPLIES:

The Portfolios may not issue senior          All Portfolios.
securities, except as permitted under
the 1940 Act.

The Portfolios may not borrow money,         All Portfolios.
except that the Portfolios may (I)
borrow money from a bank for temporary
or emergency purposes (not for
leveraging or investment) and (ii)
engage in reverse repurchase agreements
for any purpose; provided that (i) and
(ii) in combination do not exceed 33
1/3% of the value of the Portfolio's
total assets (including the amount
borrowed) less liabilities (other than
borrowings). Any borrowings that come to exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation.

The Portfolios may not with respect to       All Portfolios (other than the
75% of each particular Portfolio's total     Maryland Tax-Free Portfolio and
assets, purchase the securities of any       Pennsylvania Tax-Free
issuer (other than securities issued or      Portfolio).(1)
guaranteed by the U.S. Government or any
of its agencies or instrumentalities)
if, as a result, (a) more than 5% of the
Portfolio's total assets would be
invested in the securities of that
issuer, or (b) the Portfolio would hold
more than 10% of the outstanding voting
securities of that issuer.
                                             Each money market Portfolio and
The Portfolios may not underwrite            the Short-Term Treasury
securities issued by others, except to       Portfolio, Short-Term Bond
the extent that the Portfolio may be         Portfolio, Intermediate Fixed
considered an underwriter within the         Income Portfolio, U.S. Government
meaning of the Securities Act of 1933 in     Bond Portfolio, Income Portfolio,
the disposition of portfolio securities.     Balanced Portfolio, Equity Income
                                             Portfolio, Value Equity
                                             Portfolio, Capital Growth
                                             Portfolio and International
                                             Equity Selection Portfolio.

The Portfolios may not underwrite            The Maryland Tax-Free Portfolio,
securities issued by others, except to       Pennsylvania Tax-Free Portfolio,
the extent that the Portfolio may be         Equity Index Portfolio, Blue
considered an underwriter within the         Chip Equity Portfolio, Mid-Cap
meaning of the Securities Act of 1933 in     Equity Portfolio and Small-Cap
the disposition of restricted                Equity Portfolio.
securities.

--------------------------------------
      1 For the Maryland Tax-Free Portfolio and the Pennsylvania Tax-Free Portfolio, the portfolio's investment adviser identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, the adviser will consider the entity or entities responsible for payment and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

The Portfolios may not purchase the          All Portfolios (other than the
securities of any issuer (other than         Money Market Portfolio and
securities issued or guaranteed by the       Tax-Free Money Market
U.S. government or any of its agencies       Portfolio).(2)
or instrumentalities) if, as a result,
more than 25% of the Portfolio's total
assets would be invested in the
securities of companies whose principal
business activities are in the same
industry.

The Portfolio may not purchase the           The Money Market Portfolio.
securities of any issuer (other than
securities issued or guaranteed by the
U.S. government or any of its agencies
or instrumentalities) if, as a result,
more than 25% of the Portfolio's total
assets would be invested in the
securities of companies whose principal
business activities are in the same
industry except that the Money Market
Portfolio may invest 25% or more of its
assets in obligations of domestic banks.

The Portfolio may not purchase the           Tax-Free Money Market Portfolio.
securities of any issuer (other than
securities issued or guaranteed by the
U.S. government or any of its agencies
or instrumentalities, or tax-exempt
obligations issued or guaranteed by a
U.S. territory or possession or a state
or local government, or a political
subdivision of any of the foregoing) if, as a result, more than 25% of the Portfolio's total assets would be invested in securities of companies whose principal business activities are in the same industry.

The Portfolio may not derive over 20% of     Tax-Free Money Market Portfolio
its income, under normal market
conditions, from income not exempt from
Federal income tax, including the
Federal alternative minimum tax.

--------------------------------------
      2 For the Maryland Tax-Free Portfolio and the Pennsylvania Tax-Free Portfolio, the portfolio's investment adviser identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, the adviser will consider the entity or entities responsible for payment and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

The Portfolio may not purchase the           Institutional Equity Selection
securities of any issuer (other than         Portfolio.
securities issued or guaranteed by the
U.S. government or any of its agencies
or  instrumentalities) if, as a result,
more than 25% of the Portfolio's total
assets would be invested in the
securities of companies whose principal
business activities are in the same
industry, except that the Portfolio will invest in other investment companies.

The Portfolios may not purchase or sell      All Portfolios.
real estate unless acquired as a result
of ownership of securities or other
instruments (but this shall not prevent
the Portfolios from investing in
securities or other instruments backed
by real estate or securities of
companies engaged in the real estate
business).

The Portfolios may not purchase or sell      All money market fund Portfolios.
commodities unless acquired as a result
of ownership of securities or other
instruments.

The Portfolios may not purchase or sell      Each non-money-market fund
commodities unless acquired as a result      Portfolio (other than the Value
of ownership of securities or other          Equity Portfolio and
instruments (but this shall not prevent      International Equity Selection
the Portfolio from purchasing or selling     Portfolio).
futures contracts or options on such
contracts for the purpose of managing
its exposure to changing interest rates, security prices, and currency exchange rates).

The Portfolios may engage in                 The Value Equity Portfolio
transactions involving financial and         and the International Equity
stock index futures contracts or options     Selection Portfolio.
on such futures contracts, and the
International Equity Selection Portfolio may engage in foreign currency transactions, invest in options and futures on foreign currencies, and purchase or sell forward contracts with respect to foreign currencies and related options.

The Portfolios may not lend any security     All Portfolios.
or make any other loan if, as a result,
more than 33 1/3% of its total assets
would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

NON-FUNDAMENTAL POLICY:                      PORTFOLIOS TO WHICH THE POLICY
                                             APPLIES:

The Portfolios do not currently intend       All Portfolios.
to sell securities short, unless they
own or have the right to obtain
securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

The Portfolios do not currently intend       The U.S. Government Money Market
to purchase a security (other than a         Portfolio and Money Market
security issued or guaranteed by the         Portfolio.
U.S. government or any of its agencies
or instrumentalities) if, as a result,
more than 5% of a Portfolio's total
assets would be invested in the
securities of a single issuer; provided
that each Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

The Portfolios in order to meet federal      Maryland Tax-Free Portfolio and
tax requirements for qualification as a      Pennsylvania Tax-Free Portfolio.(3)
"regulated investment company," the
Portfolios limit their investments so
that at the close of each quarter of its taxable year: (a) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, and (b) no more than 25% of total assets are invested in the securities of a single issuer. Limitations (a) and (b) do not apply to "Government securities" as defined for federal tax purposes.

----------------------------------
      3 For the Maryland Tax-Free Portfolio and the Pennsylvania Tax-Free Portfolio, the portfolio's investment adviser identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, the adviser will consider the entity or entities responsible for payment and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

The Portfolio does not currently intend,     International Equity Selection
with respect to securities comprising        Portfolio.
75% of the value of its total assets, to invest more than 5% in securities of any one issuer (other than cash, cash items, securities of investment companies or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

The Portfolios will not purchase any         All Portfolios.
security while borrowings (including
reverse repurchase agreements)
representing more than 5% of each
Portfolio's total assets are
outstanding.

The Portfolios do not currently intend       All Portfolios
to purchase securities on margin, except that each Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

The Portfolios do not currently intend       U.S. Treasury Money Market
to engage in repurchase agreements or        Portfolio and Tax-Free Money
make loans, but this limitation does not     Market Portfolio.
apply to purchases of debt securities.


The Portfolios do not currently intend       All Portfolios.
to purchase securities of other
investment companies, except to the
extent permitted by the 1940 Act.

The Portfolios do not currently intend       All non-money market fund
to purchase any security if, as a            Portfolios.
result, more than 15% of each
Portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

The Portfolios do not currently intend       All money market fund Portfolios.
to purchase any security if, as a
result, more than 10% of each
Portfolio's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

The Portfolios (a) do not currently          Balanced Portfolio, Equity Income
intend to invest in securities of real       Portfolio, Equity Index
estate investment trusts that are not        Portfolio, Blue Chip Equity
readily marketable, or to invest in          Portfolio, Mid-Cap Equity
securities of real estate limited            Portfolio, Capital Growth Portfolio
partnerships that are not listed on the      and Small-Cap Equity Portfolio.
New York Stock Exchange or the American
Stock Exchange or traded on the NASDAQ
National Market System; (b) do not
currently intend to invest in oil, gas
or other mineral exploration or
development programs or leases; and (c)
do not currently intend to purchase the
securities of any issuer (other than
securities issued or guaranteed by
domestic or foreign governments or
political subdivisions thereof) if, as a result, more than 5% of each Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

The Portfolios do not currently intend       Balanced Portfolio, Equity Income
to purchase warrants, valued at the          Portfolio, Equity Index
lower of cost or market, in excess of 5%     Portfolio, Blue Chip Equity
of each Portfolio's net assets. Included     Portfolio, Mid-Cap Equity
in that amount, but not to exceed 2% of      Portfolio and Capital Growth
each Portfolio's net assets, may be          Portfolio.
warrants that are not listed on the New
York Stock Exchange or the American
Stock Exchange. Warrants acquired by the Portfolios in units or attached to securities are not subject to these restrictions.


The Portfolio does not currently intend      Small-Cap Equity Portfolio.
to purchase warrants, valued at the
lower of cost or market, in excess of
10% of the Portfolio's net assets.
Included in that amount, but not to
exceed 2% of the Portfolio's net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

The Portfolios do not currently intend       Maryland Tax-Free Portfolio and
to invest more than 25% of their total       Pennsylvania Tax-Free Portfolio.
assets in industrial revenue bonds
issued by entities whose principal
business activities are in the same
industry.


                              INVESTMENT PRACTICES


         A Portfolio may engage in the following investment practices consistent with its investment objectives, policies and restrictions. Please refer to the current Prospectuses for the ARK Funds and the section "Investment Policies and Limitations" contained in this Statement of Additional Information for a further description of each Portfolio's investment objectives, policies and restrictions.

DEPOSITORY RECEIPTS

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the United States and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

DELAYED DELIVERY TRANSACTIONS

         The Portfolios may buy securities on a delayed-delivery or when-issued basis and sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. A Portfolio may receive fees for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery or when-issued basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when delayed-delivery or when-issued purchases are outstanding, such purchases may result in a form of leverage. When delayed-delivery or when-issued purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

         A Portfolio may renegotiate delayed-delivery or when-issued transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

FEDERALLY TAXABLE OBLIGATIONS

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio generally do not intend to invest in securities whose interest is taxable; however, from time to time the Portfolios may invest on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

         Should a Portfolio invest in taxable obligations, it would purchase securities that, in the adviser's judgment, are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements. The Portfolios' standards for high-quality taxable obligations are essentially the same as those described by Moody's in rating corporate obligations within its two highest ratings of Prime-1 and Prime-2, and those described by S&P in rating corporate obligations within its two highest ratings of A-1 and A-2. The Portfolios may also acquire unrated securities determined by the adviser to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

         The Supreme Court of the United States has held that Congress may subject the interest on municipal obligations to federal income tax. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of the Portfolios' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolios' holdings would be affected and the Board of Trustees would reevaluate the Portfolios' investment objectives and policies.

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio anticipate being as fully invested in municipal securities as is practicable; however, there may be occasions when as a result of maturities of portfolio securities, or sales of portfolio shares, or in order to meet redemption requests, the Portfolios may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions or to preserve credit quality, the Portfolios may be required to sell securities at a loss.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         The International Equity Selection Portfolio may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price (i.e., a "forward foreign currency contract" or "forward contract"). The Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

         The International Equity Selection Portfolio may use currency forward contracts for any purpose consistent with its investment objectives. The Small-Cap Equity Portfolio may invest in currency forward contracts to manage exchange rate risks and to facilitate transactions in foreign securities. The following discussion summarizes some, but not all, of the possible currency management strategies involving forward contracts that could be used by the Portfolio. The Portfolio may also use options and futures contracts relating to foreign currencies for the same purposes.

         When a Portfolio agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment on the underlying security is made or received. The Portfolio may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the adviser.

         The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in French francs, it could enter into a forward contract to sell francs in return for U.S. dollars to hedge against possible declines in the value of the French franc. Such a hedge (sometimes referred to as a "position hedge") will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the franc, for example, by entering into a forward contract to sell Deutsche marks in exchange for U.S. dollars. This type of strategy, sometimes known as a "proxy hedge", may offer advantages in terms of cost, yield or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses to the Portfolio if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Portfolio may enter into forward contracts to shift their investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. For example, if a Portfolio held investments denominated in Deutsche marks, it could enter into forward contracts to sell Deutsche marks and purchase Swiss francs. This type of strategy, sometimes known as a "cross-hedge", will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

         Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

         Successful use of forward contracts will depend on the adviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates, and could result in losses to the Portfolio if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the adviser increases a Portfolio's exposure to a foreign currency, and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the adviser's use of forward contracts will be advantageous to a Portfolio or that they will hedge at an appropriate time.

FOREIGN INVESTMENTS

         Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The International Equity Selection Portfolio and the Small-Cap Equity Portfolio may invest in foreign investments. The International Equity Selection Portfolio primarily invests in underlying funds that are international equity funds investing in foreign securities. The Small-Cap Equity Portfolio may invest up to 35% of its total assets in foreign securities of all types. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that a Portfolio's adviser will be able to anticipate these potential events or counter their effects.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ILLIQUID INVESTMENTS

         A Portfolio may invest in illiquid investments. Illiquid investments cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, a Portfolio's adviser determines the liquidity of each Portfolio's investments and, through reports from the adviser, the Board monitors investment in illiquid instruments. In determining the liquidity of a Portfolio's investments, the adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment), and (6) general credit quality. Investments currently considered by a Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities and government stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, over-the-counter options and swap agreements. Although restricted securities and municipal lease obligations are sometimes considered illiquid, the Portfolio's adviser may determine certain restricted securities and municipal lease obligations to be liquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation (for money market Portfolios) and priced (for other Portfolios) at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, as a result of a change in values, net assets or other circumstances, a Portfolio were in a position where more than 10% (for money market Portfolios) or 15% (for other Portfolios) of its assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

         Restricted securities are securities that generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

INDEXED SECURITIES

         The Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         A Portfolio may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Portfolio's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Portfolio's adviser will conduct research and analysis in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

         A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against the borrower. If assets held by the agent for the benefit of a Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         The Portfolios limit the amount of total assets that they will invest in any one issuer or in issuers within the same industry (see fundamental limitations for the Portfolios). For purposes of these limitations, a Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY MUNICIPAL SECURITIES

         The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may invest a portion of their assets in lower-quality municipal securities as described in the Prospectus. While the markets for Maryland and Pennsylvania municipal securities are considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Portfolios to value their portfolio securities, and a Portfolio's ability to dispose of lower-quality bonds. The outside pricing services are monitored by a Portfolio's adviser to determine whether the services are furnishing prices that accurately reflect fair value. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded.

         A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

LOWER-RATED DEBT SECURITIES

         A Portfolio may invest in lower-rated debt securities (i.e., securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, or having comparable ratings by other NRSROs) consistent with its investment objective, policies and restrictions. Lower-rated debt securities may have poor protection with respect to the payment of interest and repayment of principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

         While the market for lower-rated, high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992.

         The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing these debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value, and of the Portfolio to dispose of, lower-rated debt securities.

         Since the risk of default is higher for lower-rated debt securities, the research and credit analysis of a Portfolio's adviser are an especially important part of managing the Portfolio's investment in securities of this type. In considering investments in such securities for a Portfolio, its adviser will attempt to identify those issuers whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future. The adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         A Portfolio may choose, at its own expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Portfolio's shareholders.

MUNICIPAL LEASE OBLIGATIONS

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio each may invest in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, the Portfolios will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

         Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance obligations.

         In determining the liquidity of a municipal lease obligation, a Portfolio's adviser will differentiate between direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security, or any other investment structure using a municipal lease-purchase agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

MARKET DISRUPTION RISK

         The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

         Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Portfolio. For the money market Portfolios, investing in these securities may make it more difficult to maintain a stable net asset value per share.

PORTFOLIOS' RIGHTS AS SHAREHOLDERS

         The Portfolios do not intend to direct or administer the day-to-day operations of any company whose shares they hold. A Portfolio, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors or trustees, and the shareholders of a company when its adviser determines that such matters could have a significant effect on the value of the Portfolio's investment in the company. The activities that a Portfolio may engage in, either individually or in conjunction with other shareholders, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or trustees, or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a Portfolio could be involved in lawsuits related to such activities. A Portfolio's adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Portfolio and the risk of actual liability if the Portfolio is involved in litigation. There is no guarantee, however, that litigation against a Portfolio will not be undertaken or liabilities incurred.

REAL-ESTATE-RELATED INSTRUMENTS

         A Portfolio may invest in real-estate-related instruments, which include real estate investment trusts (REITs), commercial and residential mortgage-backed securities and real estate financings. Real-estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real assets, overbuilding and the management and creditworthiness of the issuer. Real-estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REFUNDING CONTRACTS

         The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding obligations require the issuer to sell and the Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or years in the future. A Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15% to 20% of the purchase price). A Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, a Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

REPURCHASE AGREEMENTS

         A Portfolio may invest in repurchase agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell it to the seller at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The risk associated with repurchase agreements is that a Portfolio may be unable to sell the collateral at its full value in the event of the seller's default. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy proceedings), it is each Portfolio's current policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by its adviser pursuant to procedures established by the Board of Trustees.

REVERSE REPURCHASE AGREEMENTS

         Each Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by its adviser. These transactions may increase fluctuations in the market value of a Portfolio's assets and may be viewed as a form of leverage.

SECURITIES LENDING

         The Board of Trustees has authorized securities lending for the following Portfolios: Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio and Income Portfolio. These Portfolios may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Portfolio's adviser.

         It is the current view of the SEC that a Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOVEREIGN DEBT OBLIGATIONS

         A Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require negotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government Securities, repayment of principal and interest is not guaranteed by the U.S. government.

         The International Equity Selection Portfolio may invest in underlying funds that invest in Sovereign debt obligations.

SPECIAL SITUATIONS

         The Small-Cap Equity Portfolio may invest in companies experiencing an unusual or possibly non-repetitive development or "special situation." An unusual or possibly non-repetitive development or special situation may involve one or more of the following characteristics:

         o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts

         o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or the development of an emerging industry

         o new or changed management, or material changes in management policies or corporate structure

         o significant economic or political occurrences abroad, including changes in foreign or domestic import and tax laws or other regulations o other events, including natural disasters, favorable litigation settlements, or a major change in demographic patterns

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")

         SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market as SPDRs are listed on the American Stock Exchange. The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), (b) a cash payment equal to a pro rata portion of the dividends accrued to the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of a traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described below under "Hedging Strategies" relating to options, involved in the writing of options on securities.

STANDBY COMMITMENTS

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio each may invest in standby commitments. These obligations are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Portfolios may acquire standby commitments to enhance the liquidity of portfolio securities when the issuers of the commitments present minimal risk of default.

         Ordinarily a Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolios may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio, or the valuation of the securities underlying the commitments.

         Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio and the possibility that the maturities of the underlying securities may be different from those of the commitments.

SWAP AGREEMENTS

         A Portfolio may invest in swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if its adviser determines it is consistent with the Portfolio's investment objective and policies.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the rights to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility a Portfolio's investments and its share price and yield.

         The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Portfolios expect to be able to reduce their exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         A Portfolio will maintain appropriate liquid assets in segregated custodial accounts to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

TENDER OPTION BONDS

         The Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio may invest in tender option bonds. These bonds are created by coupling an intermediate- or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Tax-Free Money Market Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the adviser will, pursuant to procedures established by the Board of Trustees, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third-party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE OR FLOATING RATE INSTRUMENTS

         Each money market fund Portfolio (other than the U.S. Treasury Money Market Portfolio) may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolio acquires a right to sell the securities that meet certain requirements set forth in Rule 2a-7 under the 1940 Act. Variable rate instruments (including instruments subject to a demand feature) that mature in 397 days or less may be deemed to have maturities equal to the period remaining until the next readjustment of the interest rate. Other variable rate instruments with demand features may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         The non-money-market fund Portfolios (other than the Short-Term Treasury Portfolio and Equity Index Portfolio) may invest in variable or floating rate instruments.

VARIABLE OR FLOATING RATE DEMAND OBLIGATIONS

         Each money market fund Portfolio (other than the U.S. Treasury Money Market Portfolio) may invest in variable or floating rate demand obligations (VRDOs/FRDOs). These obligations are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate obligations have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

         A demand obligation with a conditional demand feature must have received both a short-term and a long-term high quality rating from a NRSRO or, if unrated, have been determined by the Portfolio's adviser to be of comparable quality pursuant to procedures adopted by the Board of Trustees. A demand obligation with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board.

         A Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit a Portfolio to tender (or put) the bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. A Portfolio considers variable rate obligations structured in this way (participating VRDOs) to be essentially equivalent to other VRDOs that it may purchase. The Internal Revenue Service (the "IRS") has not ruled whether or not the interest on participating VRDOs is tax-exempt and, accordingly, the Portfolios intend to purchase these obligations based on opinions of bond counsel.

         A variable rate instrument that matures in 397 or fewer days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate obligation that matures in more than 397 days but that is subject to a demand feature that is 397 days or fewer may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate obligation that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The money market Portfolios may purchase a demand obligation with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

WARRANTS

         Warrants are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

         Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

HEDGING STRATEGIES

         FUTURES TRANSACTIONS

         A Portfolio may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). A Portfolio may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Portfolio after taking into account unrealized profits and unrealized losses on any such instruments.

         FUTURES CONTRACTS

         When a Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P
500. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Portfolio's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

         PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS

         By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, a Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If a Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS

         When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Portfolio will be required to make margin payments to a FCM as described above for futures contracts. A Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

         Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

         COMBINED POSITIONS

         A Portfolio may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics than those of the securities in which it typically invests -- for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 -- which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

         There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

         OTC OPTIONS

         Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows a Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded.

         OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES

         Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. A Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Portfolio's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Portfolio to the value of its investments over time.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

         The Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         SHORT SALES

         A Portfolio may enter into short sales with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings (short sales "against the box"). For example, if the Portfolio's adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the Portfolio may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

         When a Portfolio enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

HEALTH CARE INDUSTRY

         The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demands for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; medical and technological advances that dramatically alter the need for health services or the way in which such services are delivered; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and healthcare services.

TRANSPORTATION

         Transportation debt may be issued to finance the construction of airports, toll roads, and highways. Airport bonds are dependent on the general stability of the airline industry and stability of a specific carrier which uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll-road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related services, as do the presence of alternate forms of transportation, such as public transportation.

                             SPECIAL CONSIDERATIONS


         The following information as to certain Maryland and Pennsylvania risk factors has been provided in view of the policy of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio of concentrating in Maryland and Pennsylvania municipal securities, respectively. This information constitutes only a brief summary, does not purport to be a complete description of risk factors and is principally drawn from official statements relating to securities offerings of the State of Maryland and the Commonwealth of Pennsylvania that were available as of the date of this Statement of Additional Information.

MARYLAND TAX-FREE PORTFOLIO

         According to 1990 Census reports, Maryland's population in that year was 4,780,800, reflecting an increase of 13.4% from the 1980 Census. Maryland's population in 1998 was 5,134,808. Maryland's population is concentrated in urban areas: the eleven counties and Baltimore City located in the Baltimore-Washington Corridor contain 50.4% of the State's land area and 87.2% of its population. The estimated 1990 population for the Baltimore Primary Metropolitan Statistical Area was 2,382,172 and for the Maryland portion of the Washington Primary Metropolitan Statistical Area, 1,788,314. Overall, Maryland's population per square mile in 1990 was 489.1.

         Per capita personal income in Maryland, which had grown at rates no lower than 6.4% for the period from 1972 to 1989, grew at a rate of 4.7% in 1990 and only 1.7% in 1991. Subsequently, per capita personal income has grown at annual rates of between 2.9% and 5.0% in each of the years 1992 through 1997. Unemployment in Maryland peaked in 1992 at 6.7% in 1992, before dropping to 6.2% in 1993. The unemployment rate in Maryland has been between 5.1% and 4.5% in each of the years 1994 through 1998. In April 1999, the Maryland unemployment rate was 3.4%.

         Since 1991, retail sales in Maryland have grown in each year. Most recently, retail sales in Maryland have grown at annual rates of 2.9% in 1996, 4.7% in 1997 and 3.1% in 1998.

         Services (including mining), wholesale and retail trade, government and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, industrial machinery, electronic equipment and chemical and allied products) are the leading areas of employment in the State of Maryland. In contrast to the nation as a whole, more people in Maryland are employed in services than in manufacturing (33.3% versus 7.8% in 1997).

         In April 1998, the General Assembly approved a $16.6 billion fiscal year 1999 budget. This budget includes, among other things, (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarial recommended contributions for the State's seven retirement systems, determined on a basis consistent with prior years' practice; (iii) sufficient general funds to enable the State to maintain the State property tax rate at $.21 per $100 of assessed valuation; (iv) $3.3 billion in aid to local governments (reflecting a $169.1 million increase over fiscal year 1998); and
(v) $75.5 million in general fund deficiency appropriations, which include $25 million for computer programming modifications to address the "year 2000" problem. The fiscal year 1999 budget also incorporates the first full year of a five-year phase-in of the 10% reduction in personal income taxes, accelerated by legislation enacted by the 1998 General Assembly, estimated to result in a reduction of revenues of approximately $300 million in fiscal year 1999. Legislation was also enacted making the State's existing earned income tax credit refundable, with an estimated reduction in fiscal 1999 revenues of $17.5 million. The reduction in fiscal 1999 revenues resulting from the reductions in income taxes enacted by the 1998 General Assembly will be mitigated by a transfer of $185.2 million to the General Fund from the Revenue Stabilization Account of the State Reserve Fund. The 1999 budget includes $50 million for the funding to Baltimore City Public Schools related to a consent decree and $61.5 million to provide funding for a statewide public education proposal targeted primarily to at-risk students. The 1999 budget also includes $76 million ($29 million in general funds and $47 million in federal funds) to provide medical coverage to low income children and pregnant women currently without coverage.

         The State's fiscal year 1999 capital budget is to be funded with $430 million general obligation bonds (net of $13 million of prior year authorizations to be deauthorized), $156.7 million general funds appropriated in the operating budget, $1,244.5 million in special and federal funds (of which $572 million is appropriated to the Department of Transportation) and $46.5 million in revenue bonds. In the fiscal year 1999 general obligation bond program, $21.8 million is reserved as an allotment for legislative initiatives, private hospitals and independent colleges and universities.

         Based on the 1999 budget, the State estimates that the General Fund surplus on a budgetary basis at June 30, 1999 will approximately $249.5 million, in addition to which the

State projects that there will be $635.8 million in the Revenue Stabilization Account of the State Reserve Fund.

         In April 1999, the General Assembly approved a $17.6 billion fiscal year 2000 budget. This budget includes, among other things, (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarial recommended contributions for the State's seven retirement systems, determined on a basis consistent with prior years' practice; and (iii) sufficient general funds to enable the State to maintain the State property tax rate at $.21 per $100 of assessed valuation. The fiscal year 2000 budget also contains funds needed to continue management and correction of the State's "year 2000" problem. Legislation was passed creating the Cigarette Restitution Fund designed to utilize payments to the State under the November 1998 settlement between the State and the tobacco industry. It is estimated that the General Fund balance on a budgetary basis at June 30, 2001, will be approximately $12.7 million. In addition, the balance in the Revenue Stabilization Fund of the State Reserve Fund is estimated to be $578.3 million at June 30, 2001.

         The State of Maryland and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals and universities, and certificates of participation in tax-exempt municipal leases.

         The State of Maryland issues general obligation bonds, which are payable from ad valorem property taxes. The State Constitution prohibits the contracting of State debt unless the debt is authorized by law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The State also enters into lease-purchase agreements, in which participation interests are often sold publicly as individual securities.

         As of March 1999, the State's general obligation bonds were rated "Aaa" by Moody's, "AAA" by S&P, and "AAA" by Fitch IBCA ("Fitch").

         The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes, and corporate income taxes, and from the general revenues of the Department. Issued to finance highway, port, transit, rail or aviation facilities, these bonds are rated "Aa" by Moody's, "AA" by S&P, and "AA" by Fitch. The Maryland Transportation Authority, a unit of the Department, issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds are rated "A+" by S&P.

         Other State agencies which issue municipal obligations include the Maryland Stadium Authority, which has issued bonds payable from sports facility and other lease revenues and certain lottery revenues and convention center lease revenue bonds; the Maryland Water Quality Financing Administration, which issues bonds to provide loans to local governments or private entities for wastewater control and drinking water projects; the Community Development Administration of the Department of Housing and Community Development, which issues mortgage revenue bonds for housing; the Maryland Environmental Service, which issues bonds secured by the revenues from its various water supply, wastewater treatment and waste management projects; and the various public institutions of higher education in Maryland (which include the University System of Maryland, Morgan State University and St. Mary's College of Maryland) which issue their own revenue bonds. None of these bonds constitute debts or pledges of the full faith and credit of the State of Maryland. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State.

         In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority, the Maryland Economic Development Corporation and the Maryland Energy Financing Administration issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant state and federal law. Conduit revenue bonds of these issuers are payable solely from the loan payments made by borrowers and other financing participants, and their credit quality varies with the financial strengths of these entities.

         Maryland has 24 geographical subdivisions, composed of 23 counties plus the independent City of Baltimore, which functions much like a county. Some of the counties and the City of Baltimore operate pursuant to the provisions of codes of their own adoption, while others operate pursuant to State-approved charters and State statutes.

         Maryland counties and municipalities and the City of Baltimore receive most of their revenues from ad valorem taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes and aid from the State. Their expenditures include public safety, public works, health, public welfare, court and correctional services, education, and general governmental costs.

         The economic factors affecting the State, as discussed above, also have affected the counties, municipalities and the City of Baltimore. In addition, reductions in State aid caused by State budget deficits have caused the local governments to trim expenditures and, in some cases, raise taxes.

         According to recent available ratings, general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated "Aaa" by Moody's and "AAA" by S&P. Prince George's County, also in the Washington, D.C. suburbs, issues general obligation bonds rated "Aa3" by Moody's and "AA-" by S&P, while Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated "Aaa" by Moody's and "AAA" by S&P and Anne Arundel County issues general obligation bonds which are rated "AA+" by both Fitch and S&P and "Aa2" by Moody's. The City of Baltimore's general obligation bonds are rated "A1" by Moody's and "A" by S&P. The other counties in Maryland all have general obligation bond ratings of "A" or better, except for Allegany County and Garrett County, the bonds of which are rated "Baa2" and "Baa3", respectively, by Moody's and Kent County and Somerset County which are not rated. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's counties, issues general obligation bonds rated "Aa1" by Moody's and "AA" by S&P. Additionally, some of the large municipal corporations in Maryland (such as the cities of Rockville, Annapolis and Frederick) have issued general obligation bonds. There can be no assurance that these ratings will continue.

         Many of Maryland's counties and the City of Baltimore have established subsidiary agencies with bond issuing powers, such as housing authorities, parking revenue authorities, and industrial development authorities. In addition, all Maryland municipalities have the authority under State law to issue conduit revenue bonds. These entities are subject to various economic risks and uncertainties and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full the faith and credit of the State.

PENNSYLVANIA TAX-FREE PORTFOLIO

         GENERAL

         Pennsylvania has historically been dependent on heavy industry, although declines over the past thirty years in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         In 1998, the population of Pennsylvania was 12.0 million people. According to the U.S. Department of Commerce, Bureau of the Census, Pennsylvania's population experienced a slight increase from the 1989 estimate of 11.87 million. Pennsylvania has a high proportion of persons 65 years of age or older. The Commonwealth is highly urbanized, with 79% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.

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         Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the overall rate in the Mid-Atlantic region, but slightly higher than in the United States as a whole. Seasonally adjusted data for March 1999, the most recent month for which data is available, shows an unemployment rate of 4.4%, which is the same rate for the United States.

         FINANCIAL ACCOUNTING

         Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards, and/or commissions. These funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

         Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

         Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

         The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

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         REVENUES AND EXPENDITURES

         Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts of these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (33.9% of General Fund revenues in fiscal 1998), the 2.8% personal income tax (34.4% of General Fund revenues in fiscal 1998) and the 9.99% corporate net income tax (9.4% of General Fund revenues in fiscal 1998). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenue for the Motor License Fund include the liquid fuels tax, the oil company franchise tax, aviation taxes and revenues from fees levied on heavy trucks. These revenues are restricted to the repair and construction of highway bridges and aviation programs. Lottery ticket sales revenues are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

         Pennsylvania's major expenditures include funding for education ($7.5 billion of fiscal 1998 expenditures, the projected $7.85 billion of the fiscal 1999 budget and the proposed almost $8.05 billion of the fiscal 2000 budget) and public health and human services ($13.5 billion of fiscal 1998 expenditures, the projected $15.1 billion of the fiscal 1999 budget and the proposed increase of the fiscal 2000 $15.2 billion budget).

        GOVERNMENTAL FUND TYPES: FINANCIAL CONDITION/RESULTS OF OPERATIONS (GAAP BASIS)

         Assets in the Commonwealth's governmental fund types rose during fiscal 1998 by 16.1 percent to $7,635.6 million. Liabilities for the governmental fund types during fiscal 1998 increased by 4.6 percent to $3,843.8 million. A larger gain in assets than in liabilities during fiscal 1998 for governmental fund types produced a 30.7 percent increase in equity and other credits at June 30, 1998. Equity and other credits at the end of fiscal 1998 totaled $3,791.8 million, up from $2,900.9 million at the end of fiscal 1997. The five-year period ending with fiscal 1998 was a time of economic growth with modest growth rates at the beginning of the period and faster increased during the most recent years. Throughout the period inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average 4.2 percent rate during the five-year period. The growth rate for taxes of 4.3 percent almost matched the total revenue rate. License and fee revenues expanded at a 7.9 percent rate, largely because of various motor vehicle fees effective for fiscal 1998. Other revenues, mostly charges for sales and services and investment income, increased an average 17.6 percent during the period. Expenditure and other uses during the fiscal 1994 through fiscal 1998 period rose at a 3.8 percent average rate, led by a 10.2 percent average increase for protection of person and property costs. Though still high, the growth rate for this program is

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declining as the increased costs to acquire, staff and operate expanded prison facilities becomes part of the expenditure base. Public health and welfare programs, the largest single category of expenditures, have experienced a 5.5 percent average growth rate for expenditure, slightly above the average for total expenditures. A departmental restructuring in fiscal 1996 resulted in a re-categorization of expenditures from conservation of natural resources to other categories and is responsible for the decline of expenditures in that category beginning in fiscal 1996.

         GENERAL FUND: FINANCIAL CONDITIONS/RESULTS OF OPERATIONS

         FIVE-YEAR OVERVIEW (GAAP BASIS)

         For the five-year period from fiscal 1994 through fiscal 1998, total revenues and other sources rose at a 5.0% average annual rate while total expenditures and other uses grew by 5.0% annually. Tax revenues from this same period increased by an average of 4.2% per year. The largest rate of growth for any single revenue source during this period came from intergovernmental revenues, which increased by 6.7% per year. As indicated above, this growth was largely due to an accounting change that made food stamp coupon revenue from the Federal government an item of intergovernmental revenue to the Commonwealth.

         Expenditures and other uses rose at a slightly higher percentage than revenues during the period from fiscal 1994 through fiscal 1998, at a rate of 5.0% per year. Program costs for protection of persons and property increased at an average rate of 11.8% per year, due to the high amounts expended to acquire, staff and operate expanded prison facilities for Pennsylvania's increased inmate population. Public health and welfare costs increased at an average annual rate of 5.8% during this period, the second-highest rate of percentage increase among Commonwealth programs. The amount and growth of these costs has been restrained by efforts to control costs for various social programs and by generally favorable economic conditions throughout the Commonwealth.

         The fund balance at June 30, 1998 totaled $1,958.9 million, an increase of $594 million over the $1,364.9 million balance at June 30, 1997. The fund balance has a $1,144 million unreserved-designated component, of which almost one-half is represented by the Tax Stabilization Reserve Fund. The increase in the fund balance at June 30, 1998 also includes a return of an unreserved-undesignated balance, of $497.6 million is the largest balance recorded since fiscal 1984.

         FISCAL 1994 BUDGET (GAAP BASIS)

         The fund balance of the General Fund increased by $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The fund balance for June 30, 1994 was restated for the fiscal 1995 financial statements. That

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restatement totals $116.7 million to recognize previously unreported revenues and expenditures for fiscal 1994. The fund balance for June 30, 1994, as restated, was $776.5 million and the unreserved-undesignated balance totaled $79.1 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved-undesignated balance. For the third consecutive fiscal year the increase in the unreserved-undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.

         FISCAL 1995 BUDGET (GAAP BASIS)

         Revenues and other sources totaled $23,771.6 million, an increase of $1,135.0 million (0.5%) over the prior fiscal year. The largest increase was $817.9 million in taxes which represents a 5.6% increase over taxes in the prior fiscal year. Expenditures and other uses rose by $1,364.1 million to $23,821.4 million, an increase over the prior fiscal year of 6.1%. Consequently, an operating deficit of $49.8 million was recorded for the fiscal year and led to a fund balance decline to $688.3 million at June 30, 1995. Two items predominately contributed to the fund balance decline. First, a more comprehensive procedure was used for fiscal 1995 to compute the liabilities for certain public welfare programs leading to an increase for the year-end accruals. Second, a change to the methodology to calculate the year-end accrual for corporate tax payables increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

         FISCAL 1996 BUDGET (GAAP BASIS)

         Revenues and other sources totaled $25,850.3 million, an 8.0% increase from the previous fiscal year. The fund balance for fiscal 1996 was drawn down $53.1 million from the balance at the end of fiscal 1995 to $635.2 million. Expenditures and other uses exceeded revenues and other sources by $28.0 million. Consequently, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7%, led by a 24.2% increase in intergovernmental revenues due to the aforementioned accounting change to count Federal food-stamp coupon revenue as income to the Commonwealth. Expenditures and other uses increased by 8.6% for the fiscal year, including a 24.8% increase for protection of persons and property program costs due to higher correctional program costs and re-categorization of expenditures. Costs for the conservation of natural resources programs declined as a result of the abolishment of one department, the creation of new departments in its place and the re-classification of expenditures for natural resources programs of several organizations and/or appropriations. The consolidated programs were absorbed within existing organizations. Savings of $5.2 million are anticipated to result from these consolidations and eliminations.

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

         FISCAL 1997 BUDGET (GAAP BASIS)

         Assets for fiscal 1997 increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in the fund balance at June 30, 1997. The fund balance increase during fiscal 1997 has brought a restoration of an undesignated-unreserved balance, which totaled $187.3 million in fiscal 1997. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue from an improving state economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased by 1.0% for the fiscal year led, again, by costs associated with the program for the protection of persons and property. These prison construction- and staffing-related costs increased by 4.7% in fiscal 1997, well below the average 17.1% annual increase that occurred over the four previous fiscal years. General government program costs for fiscal 1997 declined by 14.3% from fiscal 1996, largely due to a reduction in estimated expenditures for maintaining Pennsylvania's self-insured worker's compensation program.

         FISCAL 1998 BUDGET (GAAP BASIS)

         GAAP Basis: For fiscal 1998, general fund (including the tax stabilization reserve fund) assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million, the highest level achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. Fiscal 1998 total revenues and other sources rose
4.3 percent led by an 11.1 percent increase in other revenues, largely charges for sales and services and investment income. Tax revenues rose 4.2 percent.

         Expenditures and other uses during fiscal 1998 rose by 4.5 percent. Program areas with the largest percentage increase for the fiscal year were economic development and assistance (21.3 percent), transportation (19.3 percent) and general government (14.3 percent). A drop in general government expenditures for fiscal 1997 exaggerates the increase for fiscal 1998.

         ADOPTED FISCAL 1999 BUDGET (BUDGETARY BASIS)

         The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. Enactment of tax legislation in November 198 reduced estimated revenues by a net $2.4 million. Only Commonwealth funds are included in the official revenue estimate. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-to-year basis, to slow from an estimated annualized 3.9 percent rate in the fourth quarter of 1997 to a projected 1.8 percent annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0 percent over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.6 percent over actual Commonwealth revenues for fiscal 1998.

         Tax reductions enacted with the 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999. The major components of the enacted tax reductions and their estimated fiscal 1999 cost are: (i) reduce the capital stock and franchise tax rate from 12.75 mills to 11.99 mills ($72.5 million);
(ii) increase the eligibility income limit for qualification for personal income tax forgiveness ($57.1 million); (iii) eliminate personal income tax on gains from the sale of an individual's residence ($30.0 million); (iv) extend the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8); (v) expand various sales tax exemption ($40.4 million); and (vi) reduce various other miscellaneous items ($23.2 million). The major tax changes were enacted with January 1, 1998 effective dates. Consequently, the cost of these changes during fiscal 1999 may be above the expected annualized cost of the changes.

         Appropriations enacted for fiscal 1999 when the budget was adopted in April 1998 were 4.1 percent ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations). Major increase in expenditures budgeted for fiscal 1999 at that time included: (i) $249.5 million in direct support of local school district education costs (local school districts will also benefit from an estimated $104 million of reduced contributions by school districts to their worker's retirement costs from a reduced employer contribution rate); (ii) $60.4 million for higher education, including scholarship grants; (iii) $56.5 million to fund the correctional system, including $21.0 million to operate a new correctional facility; (iv) $121.1 million for long-term care medical assistance costs; (v) $14.4 million for technology and Year 2000 investments; (vi) $55.9 million to fund the first year's cost of a July 1, 1998 annuitant cost of living increase for state and school district employees; and (v) $20 million to replace bond funding for equipment loans for volunteer fire and rescue companies. The balance of the increase is spread over many departments and program operations. In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. Of this amount, $200 million was appropriated for general obligations debt service that will be available for possible use to retire outstanding debt; $59.0 million to accrue the fourth quarterly Commonwealth contribution to the School Employees' Retirement System; and $90.0 million is proposed for the Public Welfare department to pay additional medical assistance costs anticipated to occur in the current fiscal year. With these additional amounts, total appropriation for fiscal 1998 represent a 6.2 percent increase over fiscal 1998 appropriations. An anticipated $180 million of appropriation lapses and anticipated additional revenues provide the funding for the

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additional appropriations. Appropriation lapses in fiscal 1998 and 1997 were
$161.8 million and $200.6 million respectively.

         Reserves for tax refunds for fiscal 1999 total $631.0 million, a $26.2 million increase over the budget as enacted. This amount includes $33.1 million of tax refunds anticipated from the enacted fiscal 1999 tax changes and included in the estimated cost of those changes. Reserves for tax refunds for fiscal 1999 are $279.0 million below the reserve established for fiscal 1998. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. Without the necessity to pay fiscal 1998 tax refund liabilities from fiscal 1999 reserves, the fiscal 1999 reserve need only be in an amount equal to the estimated fiscal 1999 estimate for tax refund liabilities.

         Current revenue estimates for fiscal 1999 anticipated $722 million of receipts above the official estimate used in the enactment of the fiscal 1999 budget. As of the fiscal year through April 1999, revenues are $547 million over the official estimate, principally due to receipts from the sales tax and the personal income tax. The higher revenues, if maintained during the remainder of the fiscal year, will more than offset the planned draw down of the $265.4 million beginning unappropriated balance. Using the most recent fiscal 1999 estimates for revenues and expenditures, the fiscal year-end unappropriated surplus is projected to rise by $364.3 million to $629.7 million, before transfers to the Tax Stabilization Reserve Fund. The transfer to the Tax Stabilization Reserve Fund for fiscal 1999 is currently estimated at $244.5 million, including a $150 million one-time transfer authorized by the general assembly in May 1999. With this transfer, the Tax Stabilization Reserve Fund will total approximately $932 million and represent 4.9% of General Fund revenues.

         FISCAL 2000 BUDGET (BUDGETARY BASIS)

         The General Fund budget for the 1999-2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes estimated spending of $19,103.8 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,718.5 million. Funds to cover the $342.1 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8 percent over the revised spending authorized for fiscal 1999 of $18,360.3 million. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.

         The estimate of Commonwealth revenues for fiscal 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4 percent rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity

                                      -57-
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utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain quite moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

         COMMONWEALTH DEBT

         Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         General obligation debt totaled $4,724.5 million at June 30, 1998, a decrease of $70.6 million from June 30, 1997. Over the 10-year period ended June 30, 1998, total outstanding general obligation debt increased at an annual rate of 0.1%. For the most recent five years, total outstanding general obligation debt decreased at an annual rate of 1.3%. All outstanding general obligation bonds of the Commonwealth are rated AA by S & P's, Aa3 by Moody's and AA by Fitch. The ratings reflect only the views of the rating agencies.

         Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be fielded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The fiscal 1999 budget includes the issuance of $560 million of tax anticipation notes. The Commonwealth has no plans to issue tax anticipation notes for fiscal 1999.

         Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, $60 million of bond anticipation notes are authorized to be issued in the form of commercial paper notes. As of April 30, 1999, $21.4 million was issued and outstanding.

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         STATE-RELATED OBLIGATIONS

         Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. In addition, Pennsylvania may choose to take action to financially assist these organizations. The following agencies had debt currently outstanding as of June 30, 1998: Delaware River Joint Toll Bridge Commission ($51.4 million), Delaware River Port Authority ($504.1 million), Pennsylvania Economic Development Financing Authority ($1,106.4 million), Pennsylvania Energy Development Authority ($43.1 million), Pennsylvania Higher Education Assistance Agency ($1,633.8 million), Pennsylvania Higher Educational Facilities Authority ($3,057.6 million), Pennsylvania Industrial Development Authority ($394.5 million), Pennsylvania Infrastructure Investment Authority ($196.4 million), Pennsylvania Turnpike Commission ($1,127.9 million), Philadelphia Regional Port Authority ($59.5 million), and the State Public School Building Authority ($343.3 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,716.4 million of revenue bonds outstanding as of June 30, 1998), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.1 million of the loan principal was outstanding as of June 30, 1998). The budget as finally adopted by the legislation may or may not include the amounts requested by the Governor.

         LITIGATION

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a) approximately 3,500 suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($27.0 million has been appropriated from the Motor License Fund in fiscal 1998); (b) the ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no available estimates of potential liability), the Commonwealth then sought dismissal based on, among other things, the settlement in a similar Commonwealth court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over five years (In January 1992, the U.S. District Court, per Judge Kelly, denied the ACLU's motion for class certification, following which the Commonwealth filed a motion for summary judgment on most of the counts in the ACLU's complaints. After the filing of the motion for summary judgment, the ACLU filed a renewed motion to certify

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sub-classes of plaintiffs. In December of 1994, the U.S. Court of Appeals for
the Third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the district court recently certified the class, and the parties have resumed discovery. In July 1998, the plaintiffs entered into a settlement agreement with the City of Philadelphia and related parties and submitted the agreement to the district court for approval. The district court has preliminarily approved the settlement. Recently, the remaining parties, including the Commonwealth, have agreed to settle the claims made against them. The Commonwealth has agreed to pay $100,000 to settle plaintiffs' $1.4 million claim for attorneys' fees and to take other actions in exchange for a full and final release and dismissal of the case against the Commonwealth parties. The settlement was approved by the district court on February 1, 1999, and dismissed the case.); (c) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion (In response to an action in mandamus seeking to compel the Commonwealth to comply with the 1987 decision, on July 26, 1996, the Supreme Court appointed retired Justice Montemuro as special master to devise a plan and submit it for implementation by January 1, 1998. On January 28, 1997, the Supreme Court announced the establishment of a tripartite committee, including representatives of the Commonwealth Executive and Legislative Departments and Justice Montemuro, to develop an implementation plan. On July 26, 1997, Justice Montemuro filed an interim report wherein he recommended a transition to state funding of a unified judicial system in four phases, during each of which specified court employees would transfer into the Commonwealth payroll system. Justice Montemuro recommended implementation of the system effective July 1, 1998, with completion of the first phase early in the next century. Objections to the report were due by September 1, 1997. Although the General Assembly is yet to enact legislation implementing the Supreme Court's decision, the Governor has proposed an appropriation of $15.6 million to implement Phase I of Justice Montemuro's report as part of his proposed fiscal 1999 budget.); (d) several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions (Pursuant to a Settlement Agreement dated as of April 2, 1995, the Commonwealth agreed to enter a credit in favor of one plaintiff bank in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks." As part of the settlement, the Commonwealth agreed neither to assess nor attempt to recoup any New Bank tax credits which had been granted or taken by any of the intervening banks. Certain other banks have filed petitions in the same matter that are currently pending with the Commonwealth Court, and one of these banks proceeded forward on behalf of the other banks to litigate the same issues involved in the Settlement Agreements. A panel of the Commonwealth Court, by a decision dated January 8, 1998, found no constitutional violations by the Commonwealth. Royal Bank filed exceptions. On July 30, 1998, the Commonwealth Court, EN BANC, denied those exceptions. Royal Bank has appealed to the Pennsylvania Supreme Court and briefing has been completed. The Court has not

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schedule oral argument.); (f) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts (The federal case has been stayed pending resolution of the state case. The state case is assigned to Judge Pellegrini. Judge Pellegrini heard oral argument on September 8, 1997 and has taken the case under advisement. After a lengthy trail, Judge Dan Pellegrini on July 9, 1998, issued an opinion and decree NISI dismissing the petitioners' claim in its entirely. Judge Pellegrini held that Pennsylvania's system for funding public school is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution. On July 20, 1998, the petitioners filed a timely motion for post-trial relief, taking exception of Judge Pellegrini's findings of fact that conclusions of law, and again asking Commonwealth Court to declare Pennsylvania' public school funding system to be unconstitutional. Also, the petitioners on July 21, 1998, filed an application asking the Supreme Court of Pennsylvania to assume extraordinary, plenary jurisdiction over the case to decide one legal issue - whether the petitioners' constitutional claims are justiciable in the courts of the Commonwealth. The petitioners have asked the court to consider the issue in conjunction with a separate appeal in another case, MARRERO V. COMMONWEALTH OF Pennsylvania, involving the same provisions of the Constitution and a similar issue of justiciability. On September 2, 1998, the Supreme Court granted the petitioners' application and directed the filing of briefs. The respondents asked the Supreme Court to clarify its assumption of jurisdiction. Specifically, the respondents asked the Court to state expressly that it will consider only the issue of justiciability, as requested in the petitioners' application and not other issues presented in petitioners' motion for post-trial relief pending in the Commonwealth Court. The Supreme Court denied the respondents' motion and, therefore, the parties have addressed in their briefs all of the issues presented in the petitioners' motion for post-trial relief. The Supreme Court has indicated that it will not hear oral argument in the case but will decide the petitioners' motion based on the briefs alone.); (g) on November 3, 1995, the Commonwealth and the Governor, along with the Mayor and City of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 against the School District of Philadelphia, to remedy unintentional conditions of segregation in the Philadelphia public schools. The Governor and Commonwealth were joined in the remedial phase of the proceeding to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions of segregation found to exist in Philadelphia public schools. On February 28, 1996, the School District of Philadelphia and certain public interest intervenors each filed third-party actions against the Commonwealth to require the Commonwealth to supply the funding necessary to fully comply with the remedial orders of the Commonwealth Court. Following denial of the Commonwealth's preliminary objections seeking dismissal of the claims against it, the Commonwealth asserted numerous defenses and filed a cross-claim against the City of Philadelphia claiming that sole liability rests with the City or, in the alternative, that the Commonwealth has a right of indemnity or contribution against the City if liability exists (Trial commenced on May 30, 1996 in the Commonwealth Court, but the Supreme Court of Pennsylvania assumed extraordinary plenary jurisdiction on July 3, 1996 for a resolution of the case before Judge Smith. On August 20, 1996, Judge Smith issued an opinion and order and entered judgment in favor of the School District and the intervenors against the Commonwealth and Governor; entered judgment in favor of the City and Mayor on the intervenors' claim and on the Commonwealth's and Governor's cross-claim; and required the Commonwealth and Governor to submit a plan to the Court within 30 days to effect a transfer of funds to enable the School District to comply with the remedial order. The Governor and Commonwealth moved to vacate Judge Smith's order, and on September 10, 1996, the Supreme Court granted the motion to vacate, retaining further jurisdiction in the case. On January 28, 1997, the Supreme Court issued an order directing the parties to brief, among other issues, whether the lower court erred in its opinion joining the Commonwealth and Governor and City and Mayor as additional respondents. Oral argument was heard in the case on February 3, 1998, and the Supreme Court took the matter under advisement.); (h) on December 29, 1993 a former judge of the Allegheny Court of Common Pleas filed a complaint for declaratory judgment in the Commonwealth Court against the State Employees' Retirement Board, alleging that its use of gender distinct actuarial factors for benefits based on service prior to August 1, 1983 violated the equal protection and equal rights provisions of the Pennsylvania Constitution. Due to the constitutional nature of the claims, it is possible that a decision adverse to the State Employee's Retirement Board would also be applicable to other Commonwealth retirement systems which paid lower benefits to some participants on the basis of their gender or the gender of their survivor annuitants (The Commonwealth Court granted the State Employee's Retirement Board's preliminary objections to the plaintiff's claims for all damages except for a recalculation of his pension benefits should he prevail. On February 13, 1997, the Commonwealth Court en banc denied the plaintiff's motion for judgment and the pleadings.); and (i) five residents of the City of Philadelphia, on their own behalf and that of their school-aged children, together with a number of public interest organizations, filed an action for declaratory judgment in the Commonwealth Court on February 24, 1997, against the Commonwealth, the General Assembly, the Governor and numerous other Legislative and Executive Branch officials. The plaintiffs claim that Pennsylvania's statutory education financing system violates the Pennsylvania Constitution as applied in Philadelphia, and that they were denied their constitutional right to a "thorough and efficient" system of public education in the financial and administrative circumstances faced by the School District of Philadelphia. The plaintiffs sought a declaration that the present funding system is unconstitutional and that the legislature must amend the present or enact new education legislation so as to assure that future funding for the School District of Philadelphia makes adequate provision for the special needs of its students (The respondents filed preliminary objections seeking dismissal of the action and the Commonwealth Court heard oral argument on the matter on September 10, 1997. The Commonwealth Court subsequently dismissed the case on the grounds that it presented non-justiciable issues. An appeal is presently expected.).

         PHILADELPHIA

         Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 9, 1998.

         To date, PICA has issued $2,371.7 million of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit of $224.9 million as of June 30, 1992. The audited General Fund balance of the city as of June 30, 1998 showed a surplus of approximately $169.2 million.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996.

                             PORTFOLIO TRANSACTIONS


         The Portfolios' adviser, Allied Investment Advisors, Inc. ("AIA") seeks the most favorable execution result with respect to transactions. In seeking the most favorable execution, AIA, having in mind a Portfolio's best interest, considers all factors it deems relevant, including, by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction, taking into account market process and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. For additional information about the Portfolio's adviser, see "Investment Adviser" below.

         Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary by the price and the size of the transaction along with the quality of service. Transactions in foreign securities often involve the payment of fixed brokerage commissions, that are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the OTC markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a

Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         For each Portfolio, AIA places all orders for the purchase and sale of Portfolio securities and buys and sells securities for the Portfolio through a number of brokers and dealers.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute Portfolio transactions for the clients of such advisers. Consistent with this practice, AIA may receive research, statistical, and quotation services from broker-dealers with which it places the Portfolio's Portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to AIA and its affiliates in advising various of their clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios. The fee paid by a Portfolio to AIA is not reduced because AIA and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, AIA as the adviser of a Portfolio may cause the Portfolio to pay a broker-dealer that provides brokerage and research services to AIA a commission in excess of the commission charged by another broker-dealer for effecting a particular transaction. To cause a Portfolio to pay any such greater commissions, AIA must determine in good faith that such commissions are reasonable in relation to the value of the brokerage or research service provided by such executing broker-dealers viewed in terms of a particular transaction or AIA's overall responsibilities to the Portfolio or its other clients. In reaching this determination, AIA will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

         Certain investments may be appropriate for a Portfolio and for other clients advised by AIA. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but fewer than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of AIA on the same day. In each of these situations, the transactions will be allocated among the clients in a manner considered by AIA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a

Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of AIA in the interest of achieving the most favorable execution for the Portfolio.

         For the fiscal year ended April 30, 1997, the Balanced Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio, Blue Chip Equity Portfolio, Equity Income Portfolio and Mid-Cap Equity Portfolio paid brokerage commissions of $251,132, $204,310, $274,131, $61,450, $65,133, and $14,645,
respectively. For the fiscal year ended April 30, 1998, the Balanced Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio, Blue Chip Equity Portfolio, Equity Income Portfolio, Mid-Cap Equity Portfolio, Equity Index Portfolio and Value Equity Portfolio paid brokerage commissions of $121,443, $178,598, $210,728, $83,365, $127,244, $52,089, $33,683 and $87,444,
respectively. For the fiscal year ended April 30, 1999, the U.S. Government Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio and Small-Cap Equity Portfolio paid brokerage commission of $1,400, $138,610, $176,499, $38,056, $182,928, $74,796, $587,947,
$236,101 and $249,580, respectively.

         For the fiscal year ended April 30, 1997, the Small-Cap Equity Portfolio, Blue Chip Equity Portfolio and Stock Portfolio paid brokerage commissions of $28, $112 and $350 to affiliated brokers. For the fiscal year ended April 30, 1998, the Portfolios paid no brokerage commissions to affiliated brokers. For the fiscal year ended April 30, 1999, the Portfolios paid no brokerage commissions to affiliated brokers.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of April 30, 1999, the Portfolios held securities of the Fund's "regular brokers or dealers" as follows: the U.S. Government Money Market Portfolio held repurchase agreements issued by Morgan Stanley valued at $300,000,000, repurchase agreements issued by Goldman Sachs valued at $312,535,000; the Money Market Portfolio held corporate obligations issued by Bear Stearns valued at $12,027,000, corporate obligations issued by Goldman Sachs valued at $22,000,402, corporate obligations issued by Lehman Brothers valued at $2,004,000, corporate obligations issued by Merrill Lynch valued at $3,011,000, corporate obligations issued by Morgan Stanley, Dean Witter valued at $10,007,000, corporate obligations issued by Salomon Smith Barney valued at $34,081,000, and repurchase agreements issued by Goldman Sachs valued at $40,616,598; the Short-Term Bond Portfolio held corporate obligations issued by Goldman Sachs valued at $5,001,000, corporate obligations issued by Lehman Brothers valued at $5,518,000, and repurchase agreements issued by First

Boston valued at $5,370,000; the Income Portfolio held corporate obligations issued by Merrill Lynch valued at $9,991,000, corporate obligations issued by Morgan Stanley, Dean Witter valued at $7,374,000, and repurchase agreements issued by First Boston valued at $18,157,000; the Intermediate Fixed Income Portfolio held corporate obligations issued by Merrill Lynch valued at $1,534,000, and repurchase agreements issued by First Boston valued at $1,973,000; the U.S. Government Bond Portfolio held repurchase agreements valued at $6,192,000; the Balanced Portfolio held equity securities issued by Morgan Stanley, Dean Witter valued at $1,984,000, and repurchase agreements issued by First Boston valued at $6,975,000; the Equity Income Portfolio held repurchase agreements issued by First Boston valued at $1,802,000; the Value Equity Portfolio held repurchase agreements issued by First Boston valued at $10,367,000; the Equity Index Portfolio held equity securities issued by Bear Stearns valued at $34,000, equity securities issued by Lehman Brothers valued at $52,000, equity securities issued by Merrill Lynch valued at $230,000, equity securities issued by Morgan Stanley, Dean Witter valued at $464,000, and repurchase agreements issued by First Boston valued at $2,356,000; the Blue Chip Equity Portfolio held equity securities issued by Morgan Stanley, Dean Witter valued at $4,959,000, and repurchase agreements issued by First Boston valued at $6,375,000; the Capital Growth Portfolio held equity securities issued by Merrill Lynch valued at $1,679,000, equity securities issued by Morgan Stanley Dean Witter valued at $2,728,000, equity securities issued by Paine Webber valued at $1,408,000, and repurchase agreements issued by First Boston valued at $2,747,000; the Mid-Cap Equity Portfolio held equity securities issued by Bear Stearns valued at $294,000, equity securities issued by Paine Webber valued at $584,000, and repurchase agreements issued by First Boston valued at $6,000; the Small-Cap Equity Portfolio held repurchase agreements issued by First Boston valued at $1,230,000; and the International Equity Selection Portfolio held repurchase agreements issued by First Boston valued at $1,230,000.

                        VALUATION OF PORTFOLIO SECURITIES


MONEY MARKET FUND PORTFOLIOS

         Each money market fund Portfolio values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Portfolio would receive if it sold the instrument.

         Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market portfolio" are permitted by Rule 2a-7 under the 1940 Act. Each money market Portfolio must adhere to certain conditions under Rule 2a-7.

         The Board of Trustees oversees AIA's adherence to SEC rules concerning money market fund Portfolios, and has established procedures designed to stabilize each money market's Portfolio's net asset value per share ("NAV") at $1.00. At such intervals as they deem appropriate, the trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the trustees believe that a deviation from the

Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the trustees will take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or other unfair result. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the trustees may deem appropriate.

         During periods of declining interest rates, a Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Portfolio would be able to obtain a somewhat higher yield than would result if the Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

SHORT-TERM TREASURY PORTFOLIO, SHORT-TERM BOND PORTFOLIO, INTERMEDIATE FIXED INCOME PORTFOLIO, U.S. GOVERNMENT BOND PORTFOLIO, INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO AND PENNSYLVANIA TAX-FREE PORTFOLIO

         Valuations of portfolio securities furnished by the pricing service utilized by the Fund are based upon a computerized matrix system and/or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Fund and each Portfolio's respective pricing agent under general supervision of the Board of Trustees. There are a number of pricing services available, and the Board, on the basis of evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

BALANCED PORTFOLIO, EQUITY INCOME PORTFOLIO, EQUITY INDEX PORTFOLIO, BLUE CHIP EQUITY PORTFOLIO, MID-CAP EQUITY PORTFOLIO, VALUE EQUITY PORTFOLIO, CAPITAL GROWTH PORTFOLIO, SMALL-CAP EQUITY PORTFOLIO AND INTERNATIONAL EQUITY SELECTION PORTFOLIO

         Securities owned by each of these Portfolios are valued by various methods depending on the market or exchange on which they trade. Securities traded on a national securities exchange are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price, or if no sale has occurred, at the closing bid price. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined under procedures established by the Board of Trustees.

         Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. Government Securities, Money Market Instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by a Portfolio are determined as of such time for the purpose of computing a Portfolio's NAV. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The pricing agent gathers all exchange rates daily at 2:00 p.m., Eastern Time, and using the last quoted price of the security in the local currency, translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to affect materially the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued pursuant to the procedures established by the Board of Trustees.

                              PORTFOLIO PERFORMANCE

YIELD CALCULATIONS

         In computing the yield of shares of a money market Portfolio for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A money market fund Portfolio may also calculate a compounded effective yield for its shares by compounding the base period return over a one-year period. In addition to the current yield, the money market Portfolios may quote yields in advertising based on any historical seven-day period. Yields for the shares of the money market Portfolios are calculated on the same basis as other money market fund Portfolios, as required by regulation.

         For shares of the non-money-market fund Portfolios, yields used in advertising are computed by dividing the interest income for a given 30-day or one-month period, net of the Portfolio's expenses, by the average number of shares entitled to receive dividends during the period, dividing this figure by the Portfolio's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

                                      -68

         Income calculated for the purposes of determining yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Portfolio's yield may not equal its distribution rate, the income paid to your account, or income reported in the Portfolio's financial statements.

         For the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, a tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the Portfolio's tax-free yield. Tax-equivalent yields are calculated by dividing a Portfolio's yield by the result of one minus a stated federal or combined federal, state and city tax rate. (If only a portion of a Portfolio's yield was tax-exempt, only that portion is included in the calculation.) If any portion of a Portfolio's income is derived from obligations subject to state or federal income taxes, its tax-equivalent yield will generally be lower.

         See Appendix B for tables showing the effect of a shareholder's tax status on effective yield under the federal income tax laws for 1999.

         For the seven-day period ended April 30, 1999, the yields and effective yields for the following Portfolios were:

NAME OF PORTFOLIO AND CLASS                      YIELD      EFFECTIVE YIELD
---------------------------                      -----      ---------------

U.S. TREASURY MONEY MARKET PORTFOLIO
Retail Class A                                   3.88%            3.96%
Institutional Class                              4.11             4.20
Institutional II Class                           4.04             4.12

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Retail Class A                                   4.31%            4.40%
Institutional Class                              4.54             4.64
Institutional II Class                           4.47             4.57

MONEY MARKET PORTFOLIO
Retail Class A                                   4.47%            4.57%
Institutional Class                              4.70             4.81
Retail Class B                                   3.79             3.86
Institutional II Class                           4.63             4.74

TAX-FREE MONEY MARKET PORTFOLIO
Retail Class A                                   3.02%            3.06%
Institutional Class                              3.24             3.30
Institutional II Class                           3.17             3.22



         For the 30-day period ended April 30, 1999, the yields for the non-money-market Portfolios were as follows:

                NAME OF PORTFOLIO AND CLASS                 YIELD
                ---------------------------                 -----

SHORT-TERM TREASURY PORTFOLIO
Retail Class A                                               4.21%
Institutional Class                                          4.40

SHORT-TERM BOND PORTFOLIO
Institutional Class                                          4.66%

INTERMEDIATE FIXED INCOME PORTFOLIO
Institutional Class                                          4.89%

U.S. GOVERNMENT BOND PORTFOLIO
Retail Class A                                               4.68%
Institutional Class                                          5.03

INCOME PORTFOLIO
Retail Class A                                               4.78%
Retail Class B                                               4.25
Institutional Class                                          5.14

MARYLAND TAX-FREE PORTFOLIO
Retail Class A                                               3.50%
Institutional Class                                          3.80

PENNSYLVANIA TAX-FREE PORTFOLIO
Retail Class A                                               3.33%
Institutional Class                                          3.63

BALANCED PORTFOLIO
Retail Class A                                               1.48%
Retail Class B                                               0.83
Institutional Class                                          1.66

EQUITY INCOME PORTFOLIO
Retail Class A                                               1.56%
Institutional Class                                          1.74

EQUITY INDEX PORTFOLIO
Retail Class A                                               0.77%
Institutional Class                                          1.04

BLUE CHIP EQUITY PORTFOLIO
Retail Class A                                               0.18%
Retail Class B                                             (0.53)
Institutional Class                                          0.30

MID-CAP EQUITY PORTFOLIO
Institutional Class                                        (0.01)%

VALUE EQUITY PORTFOLIO
Retail Class A                                               0.22%
Retail Class B                                             (0.50)
Institutional Class                                          0.33

CAPITAL GROWTH PORTFOLIO
Retail Class A                                             (0.41)%
Retail Class B                                             (1.17)
Institutional Class                                        (0.32)

SMALL-CAP EQUITY PORTFOLIO
Retail Class A                                             (0.65)%
Institutional Class                                        (0.57)

INTERNATIONAL EQUITY SELECTION PORTFOLIO
Retail Class A                                             (0.01)%
Institutional Class                                          0.09

TOTAL RETURN

         The average annual total returns for the one-year period and five-year period ended April 30, 1999 and since inception are shown in the table below. The performance shown for Retail Class A and Retail Class B includes applicable sales charges. The returns shown since inception for Retail Class B shares is cumulative and has not been annualized



NAME OF PORTFOLIO
    AND CLASS                            ONE-YEAR                 FIVE-YEAR                     SINCE INCEPTION
-----------------                        --------                 ---------                     ---------------
INCOME PORTFOLIO
Retail Class A                             (0.61)%                 6.06%           5.93%       (April 12, 1994)
Retail Class B                                --                     --           (4.50)       (September 14, 1998)
Institutional Class                         4.22                   7.29            6.25        (July 16, 1993)

BALANCED PORTFOLIO
Retail Class A                             12.35%                 14.44%           13.13%      (March 9, 1994)
Retail Class B                                --                     --            18.13       (September 14, 1998)
Institutional Class                        18.17                  15.92            14.29       (July 16, 1993)

SMALL-CAP EQUITY PORTFOLIO
Retail Class A                              4.45%                    --             4.01%      (May 16, 1996)
Institutional Class                         9.89                     --            17.57       (July 13, 1995)

BLUE CHIP EQUITY PORTFOLIO
Retail Class A                             15.20%                    --            25.30%      (May 16, 1996)
Retail Class B                                --                     --            14.62       (July 31, 1998)
Institutional Class                        21.07                     --            27.71       (April 1, 1996)

SHORT-TERM TREASURY PORTFOLIO
Retail Class A                              5.04%                    --             5.57%      (September 9, 1996)
Institutional Class                         5.24                     --             5.46       (March 20, 1996)

                                      -72-

SHORT-TERM BOND PORTFOLIO
Institutional Class (4)                     5.15%                    --             5.34       (April 1, 1996)

CAPITAL GROWTH PORTFOLIO
Retail Class A                             23.18%                 20.70%           18.51%      (March 9, 1994)
Retail Class B                                --                     --            36.88       (September 14, 1998)
Institutional Class                        29.51                  22.19            19.43       (July 16, 1993)

MARYLAND TAX-FREE PORTFOLIO
Retail Class A                              0.92%                    --             4.03%       (January 2, 1997)
Institutional Class                         5.86                     --             6.05        (November 18, 1996)

PENNSYLVANIA TAX-FREE
PORTFOLIO
Retail Class A                              0.63%                    --             0.01%       (March 23, 1998)
Institutional Class (5)                     5.56                     --             5.37        (April 1, 1996)

INTERMEDIATE FIXED INCOME
PORTFOLIO
Institutional Class                         5.40%                    --              6.01%       (November 18, 1996)


EQUITY INCOME PORTFOLIO
Retail Class A                             (0.98)%                   --              13.05%      (May 9, 1997)
Institutional Class                         4.17                     --              17.80       (November 18, 1996)

MID-CAP EQUITY PORTFOLIO
Institutional Class                         8.76%                    --              22.00%      (November 18, 1996)

VALUE EQUITY PORTFOLIO

---------------------------
         4 Performance presented from inception reflects the performance of the Marketvest Short-Term Bond Fund shares, which were offered beginning April 1, 1996.

         5 Performance presented from inception reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund shares, which were offered beginning April 1, 1996.

Retail Class A                           5.04%                      --               4.98%      (April 1, 1998)
Retail Class B                             --                       --              18.70       (September 14, 1998)
Institutional Class (6)                 10.48                       --              22.41       (April 1, 1996)

INTERNATIONAL EQUITY
SELECTION PORTFOLIO
Retail Class A                          (2.12)%                     --               (1.03)%    (April 1, 1998)
Institutional Class (7)                 (0.50)%                   9.74               10.16      (May 31, 1991)

U.S. GOVERNMENT BOND PORTFOLIO
Retail Class A                           0.25%                      --               7.42%     (April 1, 1998)
Institutional Class (8                   4.82                       --               5.65      (April 1, 1996)

EQUITY INDEX PORTFOLIO
Retail Class A                          16.23%                      --               24.42%    (November 3, 1997)
Institutional Class                     22.37                       --               25.34     (October 1, 1997)

----------------------------
         6 Performance presented from inception reflects the performance of the Marketvest Equity Fund shares, which were offered beginning April 1, 1996.

         7 Performance presented from inception reflects the performance of the Marketvest International Equity Fund shares, which is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for the period from May 31, 1991 to April 1, 1997 when the Marketvest International Equity Fund's registration statement became effective, as adjusted to reflect the Marketvest International Equity Fund's anticipated expenses.

         8 Performance presented from inception reflects the performance of the Marketvest Intermediate U.S. Government Bond Fund shares, which were offered beginning April 1, 1996.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Each Portfolio is open for business and its NAV is calculated each day that the Federal Reserve Bank of New York ("FRB") and the New York Stock Exchange ("NYSE") are open for trading (a "Business Day").

         The calculation of the NAV, dividends and distributions of a Portfolio's Retail Class A, Retail Class B, Institutional Class and Institutional II Class shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs,
(viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) distribution and/or other fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Portfolio as a whole.

         The NAV per share of Retail Class A, Retail Class B, Institutional Class and Institutional II Class shares of a Portfolio are determined as of the close of business of the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to that class by the number of shares of that class outstanding.

         The NAV of the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Balanced Portfolio, Equity Income, Equity Index Portfolio, Blue Chip Equity Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time ("4:00 p.m."). Shares purchased at 4:00 p.m. begin to earn dividends on the following Business Day.

         The NAV of the U.S. Treasury Money Market Portfolio and Tax-Free Money Market Portfolio is determined at 12:00 noon, Eastern Time ("12:00 noon"), and as of the close of regular trading on the NYSE, normally 4:00 p.m. The NAV of the U.S. Government Money Market Portfolio and Money Market Portfolio is determined at 5:00 p.m., Eastern Time ("5:00 p.m.").

         The following holiday closings have been scheduled for 1999 and the Fund expects the schedule to be the same in the future: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The NYSE or FRB may also close on other days. When the NYSE or the FRB is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, each Portfolio will determine its NAV at the close of business, the time of which will coincide with the closing of the NYSE. To the extent that securities held by a Portfolio are traded in other markets on days the NYSE or FRB is closed (when investors do not have access to the Portfolio to purchase or redeem shares), the Portfolio's NAV may be significantly affected.

         If, in the opinion of the Board of Trustees, conditions exist which make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the NAV of the Portfolio. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

         Retail Class B shares will automatically convert into Retail Class A shares at the end of the month eight years after the purchase date. Retail Class B shares acquired by exchanging Retail Class B shares of another Portfolio will convert into Retail Class A shares based on the time of the initial purchase. Retail Class B shares acquired through reinvestment of distributions will convert into Retail Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Retail Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Retail Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Retail Class B shares to Retail Class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

RETAIL CLASS A SALES CHARGES

         The offering price (price to buy one share) is the net asset value of a Retail Class A share, divided by the sum of one minus the applicable sales charge percentage. There are no sales charges imposed on purchases of Retail Class A shares of the money market fund Portfolios and the Short-Term Treasury Portfolio. The following table shows the total sales charges applicable to purchases of Retail Class A shares:


                           U.S. GOVERNMENT BOND,           BALANCED, EQUITY INCOME,
                         INCOME, MARYLAND TAX-FREE      EQUITY INDEX, BLUE CHIP EQUITY,
                         AND PENNSYLVANIA TAX-FREE       VALUE EQUITY, CAPITAL GROWTH,            INTERNATIONAL EQUITY
                                PORTFOLIOS                    MID-CAP EQUITY AND                  SELECTION PORTFOLIO
                                                          SMALL-CAP EQUITY PORTFOLIOS
                      -------------------------------- ---------------------------------- -------------------------------------
                         SALES CHARGE     PROFESSIONAL     SALES CHARGE      PROFESSIONAL      SALES CHARGE       PROFESSIONAL
                          AS A % OF       CONCESSION        AS A % OF        CONCESSION         AS A % OF          CONCESSION
                      -------------------  AS A % OF   ---------------------  AS A % OF   -----------------------  AS A % OF
                                  NET      OFFERING                 NET       OFFERING                   NET        OFFERING
                      OFFERING   AMOUNT     PRICE       OFFERING   AMOUNT      PRICE        OFFERING    AMOUNT       PRICE
                       PRICE    INVESTED                 PRICE    INVESTED                   PRICE     INVESTED
                     ---------  ---------  ---------   ---------  ----------- ----------  -----------  ---------- -------------
Less than $50,000...     4.50      4.71       4.05        4.75       4.99        4.28         1.50        1.52         1.40
$50,000 but less
  than $100,000.....     4.00      4.17       3.60        4.50       4.71        4.05         1.50        1.52         1.40
$100,000 but less
  than $250,000.....     3.00      3.09       2.70        3.50       3.63        3.15         1.00        1.01         0.90
$250,000 but less
  than $500,000.....     2.50      2.56       2.25        2.50       2.56        2.25         0.75        0.76         0.65
$500,000 but less
  than $1,000,000...     2.00      2.04       1.80        2.00       2.04        1.80         0.50        0.50         0.40
$1,000,000 and
  above(1)..........     0.00      0.00       0.00        0.00       0.00        0.00         0.00        0.00         0.00
-------------------------------------------------------------------------------------------------------------------------------

-------------------------
(1) No initial sales charge applies to purchases of Retail Class A shares of $1 million or more. However, you will pay a redemption fee of 1.00% if you sell your shares within one year of the date of purchase, or of 0.50% if you sell your shares between one and two years of the date of the purchase.

         All questions regarding the applicability of sales charges to share purchases will be determined by the Fund's distributor.

                                      TAXES

         The following is only a summary of certain additional federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

         The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

         Each Portfolio calculates dividend and capital gain distributions separately, and is treated as a separate entity in all respects for tax purposes.

TAXATION OF THE PORTFOLIOS

         Each Portfolio intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, a Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"). In addition, at the close of each quarter of the Portfolio's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. Government Securities, securities of other RICs, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of any one such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of any one such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government Securities and securities of other RICs), or in two or more issuers that the Portfolio controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, a Portfolio will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of Portfolio assets not attributable to a purchase.

         Under Subchapter M of the Code, a Portfolio is not subject to federal income tax on the portion of its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year and at least 90% of the excess of its tax-exempt interest income over related expenses (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

         If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends."

         The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. Each Portfolio intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, a Portfolio may in certain circumstances be required to liquidate Portfolio investments in order to make sufficient distributions to avoid excise tax liability.

TAXATION OF SHAREHOLDERS

         Distributions from each Portfolio's taxable net investment income and short-term capital gain are taxed as dividends. Distributions that are (i) designated by a Portfolio as capital gains dividends and (ii) made out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of a Portfolio will be taxed to shareholders as net capital gain, regardless of the length of time a shareholder has held shares, whether such gain was reflected in the price paid for the shares, or whether such gain was attributable to bonds bearing tax-exempt interest. Net capital gain of a noncorporate taxpayer is generally taxed at a rate of 20%. Distributions that are not net capital gain dividends or exempt-interest dividends will generally be taxed at a maximum marginal rate of 39.6% in the case of non-corporate taxpayers. Corporate taxpayers are currently taxed at the same maximum marginal rates on both ordinary income and capital gains. A portion of the dividends may qualify for the dividends received deduction for corporations to the extent derived from dividend income received by the Portfolio. The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November or December and payable to shareholders of record in such month, if paid in January of the following year, will be taxed as though paid on December 31. The Portfolios will send non-corporate shareholders a tax statement by January 31 showing the tax status of the distributions received in the prior year. Shareholders also will be notified as to the portion of distributions from the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio that are exempt from federal income taxes. It is suggested that shareholders keep all statements received to assist in personal record keeping.

         Shareholders may realize a capital gain or loss when they redeem (sell) or exchange shares of the Portfolios. For most types of accounts, the Portfolios will report the proceeds of a shareholder's redemptions to the shareholder and the IRS annually. However, because the tax treatment also depends on the purchase price and the shareholder's personal tax position, shareholders should keep their regular account statements for use in determining their tax. If a shareholder receives a long-term capital gain distribution on shares of the Portfolios, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Portfolios are taxable to shareholders as dividends, not as capital gains.

         Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. Any resultant net capital gain will be subject to the 20% rate.

         On the record date for a distribution or dividend, the applicable Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares just before the record date ("buying a dividend"), he would pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

INTERNATIONAL EQUITY SELECTION PORTFOLIO

         Income that the International Equity Selection Portfolio receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the Portfolio more than 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through the foreign tax credit to its shareholders. It is expected that the Portfolio will not have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and therefore will not be permitted to make this election and "pass through" to its shareholders. Each shareholder's respective pro rata share of foreign taxes the Portfolio pays will, therefore in effect, be netted against their share of the Portfolio's gross income.

         The Portfolio may invest in non-U.S. corporations which could be treated as passive foreign investment companies ("PFICs"). This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Portfolio does invest in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Some of these strategies may require the Portfolio to distribute amounts in excess of its realized income and gains. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the Portfolio does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to its shareholders. Therefore, the payment of this tax would reduce the Portfolio's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

         An underlying fund may inadvertently invest in non-U.S. corporations which would be treated as PFICs or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the Portfolio's economic return.

TAX-FREE MONEY MARKET PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO AND PENNSYLVANIA TAX-FREE PORTFOLIO

         Dividends (i) designated by these Portfolios as exempt-interest dividends and (ii) paid to shareholders out of tax-exempt interest income earned by the Portfolios (exempt-interest dividends) generally will not be subject to federal income tax paid by the Portfolios' shareholders. However, persons who are "substantial users" or "related persons" of facilities financed by private activity bonds held by the Portfolios may be subject to tax on their pro-rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of the Portfolios. Realized market discount on tax-exempt obligations purchased after April 30, 1993 is treated as ordinary income and not as a capital gain. Dividends paid by a Portfolio out of its taxable net investment income (including realized net short-term capital gains, if any) are taxable to shareholders as ordinary income notwithstanding that such dividends are reinvested in additional shares of the Portfolio. The "exempt interest dividend" portion of a distribution is determined by the ratio of the net tax-exempt income realized by a Portfolio for the entire year to the aggregate amount of distributions for such year and, thus, is an annual average, rather than a day-to-day determination for each shareholder. Distributions of long-term capital gains, if any, are taxable as long-term capital gains to the shareholder receiving them regardless of the length of time he or she may have held his or her shares. Under current tax law
(1) interest on certain private activity bonds is treated as an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations, although for regular federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for federal alternative minimum tax purposes. Because the Portfolios expect to purchase private activity bonds, a portion (not expected to exceed 20%) of each Portfolio's exempt-interest dividends may constitute an item of tax preference for those shareholders subject to the federal alternative minimum tax.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of Portfolios generating exempt-interest dividends generally is not deductible for federal income tax purposes. Under IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, shares of the Portfolios may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

         The exemption for federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Portfolio may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Portfolio which may differ from the federal income tax consequences described above.

         Receipt of tax-exempt income may result in collateral tax consequences to certain taxpayers, including, without limitation, financial institutions, property and casualty insurance companies, certain foreign corporations doing business in the United States, certain S corporations with excess passive income, individual recipients of social security or railroad retirement benefits and individuals otherwise eligible for the earned income credit. For example, shareholders who receive social security benefits may be subject to federal income tax on up to 85% of such benefits to the extent that their income, including tax-exempt income, exceeds certain base amounts. Prospective purchasers of portfolio shares should consult their own tax advisors as to the applicability of any such collateral consequences.

         The Portfolios purchase municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based upon covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

         Corporate investors should note that the corporate Alternative Minimum Tax base is increased by 75% of the amount by which adjusted current earnings (which includes tax-exempt interest not already included as a specified item of tax preference) exceeds the alternative minimum taxable income of the corporation (computed without regard to such increase and net operating loss deductions).

         If a shareholder receives an exempt-interest dividend and sells shares at a loss after holding them for a period of six months or less, the loss will be disallowed to the extent of the amount of exempt-interest dividend.

         Shares of the Tax-Free Money Market Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt. Therefore, such plans and accounts would not gain any additional benefit from the tax-exempt status of the Portfolios' dividends and, moreover, such dividends would be taxable when distributed to the beneficiary.

MARYLAND TAX MATTERS

         To the extent that dividends paid by the Portfolios qualify as exempt-interest dividends of a regulated investment company, the portion of exempt-interest dividends that represents interest received by the Portfolios
(a) on obligations of Maryland or its political subdivisions and authorities,
(b) on obligations of the United States, or (c) obligations of certain authorities, commissions, instrumentalities, possessions or territories of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Portfolios.

         In addition, gains realized by the Portfolios from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, will not be subject to Maryland state and local income taxes. To the extent that distributions of the Portfolios are attributable to sources other than those described in the preceding sentences, such as interest received by the Portfolios on obligations issued by states other than Maryland or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Maryland, and income earned on repurchase agreements, such distributions will be subject to Maryland state and local income taxes. Income earned on certain private activity bonds (other than obligations of the State of Maryland or a political subdivision or authority thereof) which the Portfolios might hold will constitute a Maryland tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of portfolio shares will be subject to Maryland state and local income taxes.

PENNSYLVANIA TAX MATTERS

         To the extent that dividends paid by the Portfolios qualify as exempt-interest dividends of a regulated investment company, the portion of exempt-interest dividends that represents interest received by the Portfolios on obligations (a) of Pennsylvania or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Pennsylvania state and local income taxes when allocated or distributed to a shareholder of the Portfolios.

         In addition, gains realized by the Portfolios from the sale or exchange of a bond issued by Pennsylvania or a political subdivision of Pennsylvania, or by the United States or an authority, commission or instrumentality of the United States, will not be subject to Pennsylvania state and local income taxes. To the extent that distributions of the Portfolios are attributable to sources other than those described in the preceding sentences, such as interest received by the Portfolios on obligations issued by states other than Pennsylvania or capital gains realized on obligations issued by U.S. territories and possessions and from states other than Pennsylvania, and income earned on repurchase agreements, such distributions will be subject to Pennsylvania state and local income taxes. Income earned on certain private activity bonds which the Portfolios might hold will constitute a Pennsylvania tax preference for individual shareholders. In addition, capital gains realized by a shareholder upon a redemption or exchange of portfolio shares will be subject to Pennsylvania state and local income taxes.

OTHER TAX INFORMATION

         In addition to federal taxes, shareholders may be subject to state or local taxes on their investment, depending on state law.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.
                              TRUSTEES AND OFFICERS

         The trustees and officers of the Fund and their principal occupations during the past five years are set forth below. Each trustee who is an "interested person" of the Fund (as defined in the 1940 Act) is indicated by an asterisk (*). Unless otherwise indicated the business address of each is One Freedom Valley Drive, Oaks, PA 19456.

         WILLIAM H. COWIE, JR., 1408 Ruxton Road, Baltimore, MD 21204. Date of
Birth: 1/24/31. Trustee since 1993. Prior to retirement, Mr. Cowie was Chief Financial Officer (1991-1995) of Pencor, Inc. (developers of environmental projects). Prior to 1991, Mr. Cowie was Vice Chairman of Signet Banking Corporation.

         CHARLOTTE R. KERR, American City Building, 10227 Wincopin Circle, Suite 108, Columbia, MD 21044. Date of Birth: 9/26/46. Trustee since 1993. Ms. Kerr is Practitioner and faculty member at the Traditional Acupuncture Institute.

         *DAVID D. DOWNES, 210 Allegheny Ave., Towson, MD 21204. Date of Birth:
7/16/35. President and Trustee since 1995. Mr. Downes is an attorney in private practice (since October 1996). Prior thereto he was a partner (1989-1995) and of counsel (1995-Sept. 1996) of Venable, Baetjer & Howard (law firm).

         THOMAS SCHWEIZER, 6 Betty Bush Lane, Baltimore, MD 21212. Date of
Birth: 8/21/22. Trustee since 1993. Prior to his retirement in 1987, Mr. Schweizer was self-employed. He currently is a board member of various charity organizations and hospitals.

         RICHARD B. SEIDEL, 770 Hedges Lane, Wayne, Pennsylvania 19087. Date of
Birth: 4/20/41. Trustee since 1998. Mr. Seidel is a Director and President (since 1994) of Girard Partners, Ltd. (a registered broker-dealer). Prior to 1994, Mr. Seidel was a Director and President of Fairfield Group, Inc.

         JAMES F. VOLK. Date of Birth: 8/28/62. Controller, Treasurer and Chief Financial Officer since March 1997. Mr. Volk is Director of Investment Accounting Operations. He joined SEI Investments Mutual Fund Services in February 1996 and is co-director of the International Fund Accounting Group. From December 1993 to January 1996, Mr. Volk was Assistant Chief Accountant of the Securities and Exchange Commission's Division of Investment Management. Prior to December 1993, Mr. Volk spent nine years with Coopers & Lybrand L.L.P., most recently as a senior manager.

         LYNDA J. STRIEGEL. Date of Birth: 10/30/48. Vice President and Secretary since June 1998. Ms. Striegel is Vice President and Assistance Secretary of SEI Investments, since 1998. Prior to 1998, Ms. Striegel was Senior Assets Management Counsel, Barnet Banks from 1997 to 1998; Partners, Groom and Nordberg, Chartered from 1996 to 1997; Associate General Counsel, Riggs Bank, N.A. from 1991 to 1995.

         LYDIA A. GAVALIS. Date of Birth: 6/5/64. Vice President and Assistant Secretary since 1998. Vice President and Assistant Secretary of SEI Investments Company since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998.

         KATHY HEILIG. Date of Birth: 12/21/58. Vice President and Assistant Secretary since 1998. Treasurer of SEI Investments Company since 1997. Assistant Controller of SEI Investments Company since 1995; Vice President of SEI Investments Company since 1991; Director of Taxes of SEI Investments Company from 1987 to 1991; Tax Manager - Arthur Anderson LLP prior to 1987.

         KEVIN P. ROBINS. Date of Birth: 4/15/61. Vice President and Assistant Secretary since November 1995. Mr. Robins is Senior Vice President, General Counsel and Secretary of SEI Investments since 1994. Prior to 1994, Mr. Robins was Vice President and Assistant Secretary of SEI Investments. Prior to 1992, Mr. Robins was an Associate with Morgan Lewis & Bockius (law firm) since 1988.

         TODD CIPPERMAN. Date of Birth: 2/14/66. Vice President and Assistant Secretary since November 1995. Mr. Cipperman is Vice President and Assistant Secretary of SEI Investments since 1995. From 1994 to May 1995, Mr. Cipperman was an Associate with Dewey Ballantine (law firm). Prior to 1994, Mr. Cipperman was an Associate with Winston & Strawn (law firm) since 1991.

         JAMES R. FOGGO. Date of Birth: 6/30/64. Vice President and Assistant Secretary since 1998. Mr. Foggo is Vice President and Assistant Secretary of the Administrator and the Distributor since 1998. In 1998, Mr. Foggo was an Associate with Paul Weiss, Rifkind, Wharton & Garrison. From 1995 to 1998, Mr. Foggo was an Associate with Baker & McKenzie. From 1993 to 1995, Mr. Foggo was an Associate with Battle Fowler L.L.P. Prior to 1990, Mr. Foggo was Operations Manager with The Shareholder Services Group, Inc. since 1986.

         The following table sets forth information describing the compensation of each current trustee of the Fund for his or her services as trustee for the fiscal year ended April 30, 1999.

                           TRUSTEE COMPENSATION TABLE

                                                  PENSION OR
                                                  RETIREMENT      ESTIMATED
                                                   BENEFITS        ANNUAL            TOTAL
                              AGGREGATE          ACCRUED FROM    RETIREMENT       COMPENSATION
                            COMPENSATION           THE FUND     FROM THE FUND     FROM THE FUND
    NAME OF TRUSTEE         FROM THE FUND          COMPLEX*        COMPLEX*         COMPLEX*
    ---------------         -------------          --------        --------         --------
William H. Cowie, Jr.          $16,000                --               --           $16,000
David D. Downes                 13,500                --               --            13,500
Charlotte R. Kerr               13,500                --               --            13,500
Thomas Schweizer                13,500                --               --            13,500
Richard B. Seidel               11,750                --               --            11,750

         *The Fund's trustees do not receive any pension or retirement benefits from the Fund as compensation for their services as trustees of the Fund. The Fund, a Massachusetts business trust, is the sole investment company in the fund complex.

                               INVESTMENT ADVISER

         The investment adviser of the Fund is Allied Investment Advisors, Inc. ("AIA"). Institutional and Institutional II Class shares of ARK Funds are offered through Allfirst Trust Company, N.A. ("Allfirst Trust"), and Retail Class A and Retail Class B shares are offered through Allfirst Brokerage Corporation ("Allfirst Brokerage"). Allfirst Trust also provides custodial and administrative services to the Fund. AIA, Allfirst Trust and Allfirst Brokerage are wholly-owned subsidiaries of Allfirst Bank, a Maryland-chartered Federal Reserve member bank based in Baltimore, Maryland. Allfirst Bank is a wholly-owned subsidiary of Allfirst Financial Inc., which is owned by Allied Irish Banks, p.l.c., an international financial services organization based in Dublin, Ireland. SEI Investments Distribution Co., the distributor of ARK Funds, is not affiliated with Allied Irish Banks, p.l.c. or its affiliates.

         Pursuant to an advisory agreement with the Fund dated as of February 12, 1998, AIA furnishes, at its own expense, all services, facilities and personnel necessary to manage each applicable Portfolio's investments and effect portfolio transactions on its behalf.

         The advisory contract has been approved by the Board of Trustees and will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Portfolio, and in either case by a majority of the trustees who are not parties to the advisory contract or interested persons of any such party, at a meeting called for the purpose of voting on the advisory contract. The advisory contract is terminable with respect to a Portfolio without penalty on 60 days' written notice when authorized either by vote of the shareholders of the Portfolio or by a vote of a majority of the trustees, or by AIA, on 60 days' written notice, and will automatically terminate in the event of its assignment.

         The advisory contract provides that, with respect to each Portfolio, neither AIA nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance by AIA of its duties or by reason of reckless disregard of its obligations and duties under the advisory contract. The advisory contract provides that AIA may render services to others.

         For the fiscal year ended April 30, 1999, the advisory fee payable to AIA with respect to the U.S. Treasury Money Market Portfolio was $1,076,083 of which $258,255 was waived; with respect to the U.S. Government Money Market Portfolio was $4,172,358 of which $1,835,842 was waived; with respect to the Money Market Portfolio was $1,959,252 of which $1,097,179 was waived; with respect to the Tax-Free Money Market Portfolio was $391,788 of which $250,747 was waived; with respect to the Short-Term Treasury Portfolio was $152,294 of which $0 was waived; with respect to the Short-Term Bond Portfolio was $983,974 of which $65,598 was waived; with respect to the Maryland Tax-Free Portfolio was $761,925 of which $187,552 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $1,442,998 of which $0 was waived; with respect to the Intermediate Fixed Income Portfolio was $563,525 of which $103,313 was waived; with respect to the U.S. Government Bond Portfolio was $1,986,405 of which $238,374 was waived; with respect to the Income Portfolio was $2,086,212 of which $312,937 was waived; with respect to the Balanced Portfolio was $820,804 of which $113,652 was waived; with respect to the Equity Income Portfolio was $724,219 of which $62,075 was waived; with respect to the Value Equity Portfolio was $5,913,639 of which $768,762 was waived; with respect to the Equity Index Portfolio was $134,964 of which $95,275 was waived; with respect to the Blue Chip Equity Portfolio was $981,292 of which $140,183 was waived; with respect to the Capital Growth Portfolio was $591,773 of which $42,271 was waived; with respect to the Mid-Cap Equity Portfolio was $444,981 of which $33,373 was waived; with respect to the Small-Cap Equity Portfolio was $221,721 of which $2,772 was waived; and with respect to the International Equity Selection Portfolio was $232,924 of which $35,834 was waived.

         For the fiscal year ended April 30, 1998, the advisory fee payable to AIA with respect to the U.S. Treasury Money Market Portfolio was $950,471 of which $228,108 was waived; with respect to the U.S. Government Money Market Portfolio was $3,419,050 of which $1,504,386 was waived; with respect to the Money Market Portfolio was $1,340,587 of which $750,727 was waived; with respect to the Tax-Free Money Market Portfolio was $363,632 of which $232,727 was waived; with respect to the Short-Term Treasury Portfolio was $142,899 of which $7,217 was waived; with respect to the Short-Term Bond Portfolio was $173,712 of which $26,223 was waived; with respect to the U.S. Government Bond Portfolio was

$333,031 of which $49,534 was waived; with respect to the Intermediate Fixed Income Portfolio was $470,633 of which $114,918 was waived; with respect to the Income Portfolio was $1,430,536 of which $24,176 was waived; with respect to the Maryland Tax-Free Portfolio was $523,716 of which $60,920 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $232,022 of which $22,998 was waived; with respect to the Balanced Portfolio was $537,057 of which $8,299 was waived; with respect to the Equity Income Portfolio was $691,714 of which $95,123 was waived; with respect to the Equity Index Portfolio was $39,637 of which $37,626 was waived; with respect to the Blue Chip Equity Portfolio was $473,707 of which $27,150 was waived; with respect to the Mid-Cap Equity Portfolio was $286,418 of which $20,587 was waived; with respect to the Value Equity Portfolio was $997,541 of which $162,273 was waived; with respect to the Capital Growth Portfolio was $304,120 of which $2,637 was waived; with respect to the Small-Cap Equity Portfolio was $150,514 of which $238 was waived; and with respect to the International Equity Selection Portfolio was $42,205 of which $23,706 was waived. Prior to February 12, 1998, the fees set forth above were payable pursuant to an advisory agreement with AIA which provided a different fee schedule.

         For the fiscal year ended April 30, 1997, the advisory fee payable to AIA with respect to the U.S. Treasury Money Market Portfolio was $868,468 of which $208,427 was waived; with respect to the U.S. Government Money Market Portfolio was $2,979,910 of which $1,311,172 was waived; with respect to the Money Market Portfolio was $1,152,587 of which $668,387 was waived; with respect to the Tax-Free Money Market Portfolio was $293,764 of which $188,010 was waived; with respect to the Income Portfolio was $1,065,590; with respect to the Balanced Portfolio was $534,609; with respect to the Capital Growth Portfolio was $230,061 of which $171,884 was waived; with respect to the Small-Cap Equity Portfolio was $149,991; with respect to the Short-Term Treasury Portfolio was $113,265 of which $16,181 was waived; with respect to the Blue Chip Equity Portfolio was $155,125 of which $51,706 was waived; with respect to the Intermediate Fixed Income Portfolio was $210,973 of which $52,655 was waived; with respect to the Maryland Tax-Free Portfolio was $190,624 of which $18,909 was waived; with respect to the Pennsylvania Tax-Free Portfolio was $52,803 of which $13,698 was waived; and with respect to the Equity Income Portfolio was $262,270 of which $37,287 was waived; and with respect to the Mid-Cap Equity Portfolio was $83,933 of which $5,948 was waived.

         In addition to receiving its advisory fee AIA may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Portfolio. In some instances AIA may elect to credit against any investment management fee received from a client who is also a shareholder in a Portfolio an amount equal to all or a portion of the fee received by AIA, or its affiliate, from a Portfolio with respect to the client's assets invested in the Portfolio.

         Each Portfolio has, under its advisory contract, confirmed its obligation to pay all expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; organization costs and costs of maintaining existence; costs of preparing and printing the Portfolios' prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for Portfolio accounting and other required books and accounts of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of trustees and officers of the Portfolios and costs of other personnel performing services for the Portfolios who are not officers of the Administrator or Distributor, or their respective affiliates; costs of shareholder meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable under the advisory contracts and under the administration agreement, and all other fees and expenses paid by the Portfolios.

                          ADMINISTRATOR AND DISTRIBUTOR

ADMINISTRATOR AND SUB-ADMINISTRATOR

         SEI Investments Mutual Funds Services serves as administrator (the "Administrator") to the Fund. The Administrator assists in supervising all operations of the Portfolios, except those performed by AIA under the investment advisory contract, by the Distributor under the distribution agreement and by Allfirst Trust Company, National Association ("Allfirst Trust") under the sub-administration and custodian agreements.

         Under its administration agreement with the Fund, the Administrator has agreed to maintain office facilities for the Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Fund's operations other than those discussed above. Under the administration agreement, the Administrator also provides fund accounting and related accounting services. The Administrator may delegate its responsibilities under the administration agreement with the Fund's written approval.

         The Administrator, a Delaware business trust, has its principal business offices at 1 Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator or sub-administrator to the following mutual funds: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional

Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFUND, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds, The PBHG Funds, Inc., Morgan Grenfell Investment Trust, The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, Huntington Funds, SEI Asset Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., HighMark Funds, PBHG Insurance Series Fund, Inc., Expedition Funds, Alpha Select Funds, Oak Associates Funds, The Nevis Fund, Inc., The Parkstone Group of Funds, CNI Charter Funds and The Parkstone Advantage Fund.

         For the fiscal year ended April 30, 1999, the administration fee payable to the Administrator with respect to the U.S. Treasury Money Market Portfolio was $559,558; with respect to the U.S. Government Money Market Portfolio was $2,169,604; with respect to the Money Market Portfolio was $1,018,801; with respect to the Tax-Free Money Market Portfolio was $203,728; with respect to the Short-Term Treasury Portfolio was $56,566; with respect to the Short-Term Bond Portfolio was $170,554; with respect to the Maryland Tax-Free Portfolio was $152,383; with respect to the Pennsylvania Tax-Free Portfolio was $288,596; with respect to the Intermediate Fixed Income Portfolio was $122,095; with respect to the U.S. Government Bond Portfolio was $344,307; with respect to the Income Portfolio was $452,006; with respect to the Balanced Portfolio was $164,159; with respect to the Equity Income Portfolio was $134,496; with respect to the Value Equity Portfolio was $768,762; with respect to the Equity Index Portfolio was $27,405; with respect to Blue Chip Equity Portfolio was $182,238; with respect to the Capital Growth Portfolio was $109,899; with respect to the Mid-Cap Equity Portfolio was $72,308; with respect to the Small-Cap Equity Portfolio was $36,029; and with respect to the International Equity Selection Portfolio was $46,584.

         For the fiscal year ended April 30, 1998, the administration fee payable to the Administrator with respect to the U.S. Treasury Money Market Portfolio was $494,240; with respect to the U.S. Government Money Market Portfolio was $1,777,888; with respect to the Money Market Portfolio was $697,098; with respect to the Tax-Free Money Market Portfolio was $189,087; with respect to the Income Portfolio was $364,951; with respect to the Balanced Portfolio was $124,759; with respect to the Capital Growth Portfolio was $64,748; with respect to the Small-Cap Equity Portfolio (formerly Special Equity Portfolio) was $31,575; with respect to Blue Chip Equity Portfolio was $100,718; with respect to the Short-Term Treasury Portfolio was $53,076; with respect to the Intermediate Fixed Income Portfolio was $101,969; with respect to the Maryland Tax-Free Portfolio was $132,656; with respect to the Pennsylvania Tax-Free Portfolio was $30,476 (an additional $16,803 was paid to Federated Investors, the administrator of the Marketvest Funds prior to the reorganizations ("Federated")); with respect to the Equity Income Portfolio was $128,459; with respect to the Mid-Cap Equity Portfolio was $52,356; with respect to the Short-Term Bond Portfolio was $18,456 (an additional $12,347 was paid to Federated); with respect to the U.S. Government

Bond Portfolio was $36,989 (an additional $22,521 was paid to Federated); with respect to the Value Equity Portfolio was $69,147 (an additional $86,672 was paid to Federated); and with respect to the International Equity Selection Portfolio was $4,627 (an additional $10,640 was paid to Federated).

         For the fiscal year ended April 30, 1997, the administration fee payable to the Administrator with respect to the U.S. Treasury Money Market Portfolio was $451,599; with respect to the U.S. Government Money Market Portfolio was $1,549,513; with respect to the Money Market Portfolio was $599,341 of which $15,103 was waived; with respect to the Tax-Free Money Market Portfolio was $153,254; with respect to the Income Portfolio was $277,052; with respect to the Balanced Portfolio was $126,362; with respect to the Capital Growth Portfolio was $49,846; with respect to the Small-Cap Equity Portfolio was $32,496; with respect to Blue Chip Equity Portfolio was $34,734; with respect to the Short-Term Treasury Portfolio was $42,070; with respect to the Intermediate Fixed Income Portfolio was $45,699; with respect to the Maryland Tax-Free Portfolio was $49,562; with respect to the Pennsylvania Tax-Free Portfolio was $13,729; with respect to the Equity Income Portfolio was $48,707; and with respect to the Mid-Cap Equity Portfolio was $15,587.

         The administration agreement permits the Administrator to subcontract its services thereunder, provided that the Administrator will not be relieved of its obligations under the agreement by the appointment of a subcontractor and the Administrator shall be responsible to the Fund for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Portfolio resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties. Pursuant to a sub-administration agreement between the Administrator and Allfirst Trust, Allfirst Trust performs services which may include clerical, bookkeeping, accounting, stenographic, and administrative services, for which it receives a fee, paid by the Administrator, at the annual rate of up to 0.0275% of aggregate average net assets. For the fiscal year ended April 30, 1998, the Administrator paid sub-administration fee to Allfirst Trust of $429,472.47. For the fiscal year ended April 30, 1999, the Administrator paid sub-administration fee to Allfirst Trust of $1,492,171.

DISTRIBUTOR

         SEI Investments Distribution Co. (formerly SEI Financial Services Company) serves as the distributor (the "Distributor") of the Fund. The Distributor offers shares continuously and has agreed to use its best efforts to solicit purchase orders.

DISTRIBUTION PLANS

         The Board of Trustees has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act (the "Rule") on behalf of the Retail Class A and Retail Class B of each Portfolio and Institutional II Class of each money market Portfolio. The Plans allow the Portfolios to pay the Distributor a distribution fee at the annual rate of up to 0.75% of the average net assets of such class, or such lesser amount as approved from time to time by the Board. These fees may be used to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares of the Portfolios, including, but not limited to: advertising the availability of services and products; designing material to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit sales and to answer questions from prospective and existing investors about the Portfolios; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Portfolios, including obtaining information from the Portfolios regarding the Portfolios and providing performance and other information about the Portfolios; and providing additional distribution-related services.

         The Plans have been approved by the Board of Trustees, including the majority of disinterested trustees, and where required by the sole shareholder of the classes. As required by the Rule, the Board considered all pertinent factors relating to the implementation of each of the Plans prior to its approval, and the trustees have determined that there is a reasonable likelihood that the Plans will benefit the classes and their respective shareholders. To the extent that the Plans provide greater flexibility in connection with the distribution of shares of the Portfolios, additional sales may result.

         The Board has approved a distribution fee of 0.15% of the average net assets of the Institutional II Class. For the fiscal year ended April 30, 1999, the Institutional II Class of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid distribution fees of $138,487, $180,079, $203,976 and $52,457, respectively.

         The Board has approved distribution fees based on the following percentages of the average daily net assets of the Retail Class A: 0.25% for each money market Portfolio; 0.30% for the Short-Term Bond Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio; 0.40% for the Short-Term Treasury Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Index Portfolio, Mid-Cap Equity Portfolio, Value Equity Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio, and International Equity Selection Portfolio; and 0.55% for the Blue Chip Equity Portfolio. For the fiscal year ended April 30, 1999, the Retail Class A of the Portfolios paid distribution fees in the following amounts: $69,823 for the U.S. Treasury Money Market Portfolio, $228,796 for the U.S. Government Money Market Portfolio, $541,144 for the Money Market Portfolio, $68,932 for the Tax-Free Money Market Portfolio, $19,710 for the Income Portfolio, $49,428 for the Balanced Portfolio,

$43,220 for the Capital Growth Portfolio, $4,724 for the Small-Cap Equity Portfolio, $117,918 for the Blue Chip Equity Portfolio, $35,889 for the Short-Term Treasury Portfolio, $71,337 for the Maryland Tax-Free Portfolio, $7,866 for the Pennsylvania Tax-Free Portfolio, $2,110 for the U.S. Government Bond Portfolio, $8,740 for the Equity Income Portfolio; $6,354 for the Equity Index Portfolio, $5,851 for the Value Equity Portfolio and $2,970 for the International Equity Selection Portfolio.

         The Board has approved distribution fees of 0.75% for each Portfolio based on the average daily net assets of the Retail Class B. For the fiscal year ended April 30, 1999, the Retail Class B of the Portfolios paid distribution fees in the following amounts: $45 for the Money Market Portfolio; $695 for the Income Portfolio; $3,747 for the Balanced Portfolio; $5,719 for the Blue Chip Equity Portfolio; $248 for the Value Equity Portfolio; and $3,107 for the Capital Growth Portfolio.

         As of the date of this Statement of Additional Information, all distribution fees received by the Distributor under the Plans are paid to qualified securities brokers or financial institutions or other investment professionals in respect of their share accounts. The Plans are a compensation plan because the Distributor is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans. The Distributor may spend more for marketing and distribution than it receives in fees. However, to the extent fees received exceed expenses, including indirect expenses such as overhead, the Distributor could be said to have received a profit. For example, if the Distributor pays $1 for distribution-related expenses and receives $2 under the Plan, the $1 difference could be said to be a profit for the Distributor. If, after payments by the Distributor for marketing and distribution, there are any remaining fees which have been paid under the Plan, they may be used as the Distributor may elect. Since the amounts payable under the Plan are commingled with the Distributor's general funds, including the revenues it receives in the conduct of its business, it is possible that certain of the Distributor's overhead expenses will be paid out of distribution fees and that these expenses may include the costs of leases, depreciation, communications, salaries, training and supplies.

SHAREHOLDER SERVICES PLANS

         The Board of Trustees has adopted shareholder services plans on behalf of the Retail Class A, Retail Class B and Institutional Class of the Portfolios to compensate qualified recipients for individual shareholder services and account maintenance. These functions include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record keeping and maintenance. For these services the participating qualified recipients are paid a service fee at the annual rate of up to 0.25% of average net assets of Retail Class A and Retail Class B of each Portfolio or such lesser amount as may be approved by the Board and 0.15% of average net assets of the Institutional Class of each Portfolio or such lesser amounts as may be approved by the Board of Trustees.

         For the fiscal year ended April 30, 1999, Retail Class A of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio paid shareholder servicing fees of $16,757, $54,910, $129,872 and $16,543, respectively.

         For the fiscal year ended April 30, 1999, Retail Class B of the Money Market Portfolio, Income Portfolio, Balanced Portfolio, Blue Chip Equity Portfolio, Value Equity Portfolio and Capital Growth Portfolio paid shareholder servicing fees of $15, $232, $1,249, $1,906, $83 and $1,035, respectively.

         For the fiscal year ended April 30, 1999, Institutional Class of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, U.S. Government Bond Portfolio, Intermediate Fixed Income Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio and International Equity Portfolio paid shareholder servicing fees of $191,841, $965,908, $267,531, $56,305,
$17,494, $78,716, $71,626, $167,382, $201,067, $72,686, $272,899, $94,100,
$86,044, $504,823, $85,415, $49,329, $61,883, $22,948 and $27,969, respectively.

         For the fiscal year ended April 30, 1998, Retail Class A of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid shareholder servicing fees of $16,492, $19,162, $109,013 and $15,603, respectively.

         For the fiscal year ended April 30, 1998, the Institutional Class of the U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Income Portfolio, Balanced Portfolio, Capital Growth Portfolio, Small-Cap Equity Portfolio, Blue Chip Equity Portfolio, Short-Term Treasury Portfolio, Intermediate Fixed Income Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Equity Income Portfolio, Mid-Cap Equity Portfolio, International Equity Selection Portfolio, U.S. Government Bond Portfolio, Value Equity Portfolio and Short-Term Bond Portfolio paid shareholder servicing fees of $59,751, $210,161, $52,733, $19,720, $61,137, $18,509, $9,213, $4,891,
$11,688, $4,700, $16,149, $16,836, $13,905, $20,520, $9,987, $2,135, $17,071,
$31,907 and $8,518, respectively.

         For the fiscal year ended April 30, 1997, Retail Class A of the U.S. Treasury Money Market Portfolio, Money Market Portfolio and Tax-Free Money Market Portfolio paid shareholder servicing fees of $6,142, $69,190 and $10,416, respectively.

                                 TRANSFER AGENT

         The Fund has a Transfer Agency and Services Agreement dated November 1, 1995, with SEI Investments Management Corporation. SEI Investments Management Corporation has subcontracted transfer agency services to State Street Bank and Trust Company ("State Street Bank"). State Street Bank maintains an account for each shareholder, provides tax reporting for each Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio.

                             DESCRIPTION OF THE FUND


TRUST ORGANIZATION

         The U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio and International Equity Selection Portfolio are series of ARK Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993. A supplement to the Declaration of Trust was executed and filed on March 23, 1993. The Declaration of Trust permits the Board to create additional series and classes of shares.

         In the event that an affiliate of Allied Irish Banks, p.l.c. ceases to be the investment adviser to the Portfolios, the right of the Fund and Portfolio to use the identifying name "ARK" may be withdrawn.

         The assets of the Fund received for the issue or sale of shares of a Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolio, and constitute the underlying assets thereof. The underlying assets of a Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to the Portfolio and with a share of the general expenses of the Fund. General expenses of the Fund are allocated in proportion to the asset value of the respective Portfolios, except where allocations of direct expense can otherwise fairly be made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Fund, shareholders of a

Portfolio are entitled to receive as a class the underlying assets of the Portfolio available for distribution.

BANKING LAW MATTERS

         Banking laws and regulations generally permit a bank or bank affiliate to act as an investment adviser and to purchase shares of an investment company as agent for and upon the order of a customer. However, banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities. Upon advice of legal counsel, AIA believes that it may perform the advisory services described in the prospectuses or this Statement of Additional Information for the Fund and its shareholders without violating applicable federal banking laws or regulations.

         Judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by the prospectuses or this Statement of Additional Information. If banks or bank affiliates were prohibited from so acting, changes in the operating of the Fund might occur. It is not anticipated, however, that any such change would affect the net asset value of the shares of any Portfolio or result in any financial loss to any shareholder.

SHAREHOLDER AND TRUSTEE LIABILITY

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Fund shall not have any claim against shareholders, except for the payment of the purchase price of shares, and requires that each agreement, obligation or instrument entered into or executed by the Fund or the trustees shall include a provision limiting the obligations created thereby to the Fund and its assets. The Declaration of Trust provides for indemnification out of a Portfolio's property of any shareholders of the Portfolio held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. AIA believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Declaration of Trust further provides that the trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

SHARES

         Shares of a Portfolio of any class are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders may, as set forth in the Declaration of Trust, call meetings for any purpose related to the Fund, a Portfolio or a class, respectively, including in the case of a meeting of the entire Fund, the purpose of voting on removal of one or more trustees. The Fund or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolio. If not so terminated, the Fund and the Portfolios will continue indefinitely.

SHARE OWNERSHIP

         As of July 30, 1999, the officers and trustees of the Fund owned less than 1% of the outstanding shares of any Portfolio and the following persons owned beneficially more than 5% of the outstanding shares of the Portfolios and classes indicated. Unless otherwise indicated the address for the below-listed 5% shareholders as of July 30, 1999 should be c/o Allfirst Bank, 110 South Paca Street, Baltimore, Maryland 21201. The address of National Financial Services Corp. is P.O. Box 3752, Church Street Station, New York, New York 10008-3752.

U.S. TREASURY MONEY MARKET PORTFOLIO

     RETAIL  CLASS A -      Plitt & Co (34.12% record ownership)
                            National Financial Services Corp. (65.87% record ownership) Maryland Economic Development Corporation
                            Erikson Foundation 99 Project, 701 Maiden Choice
                            Lane, Catonsville, Maryland 21228 (8.02% beneficial ownership) Russett Venture Limited Partnership
                            Partner - Russett Center (Lovell), P.O. Box 2700 MS
                            1309, Annapolis, Maryland 21404 (9.07% beneficial ownership)

     INSTITUTIONAL CLASS -  First Maryland Bancorp FILM Investment Account
                            (6.74% beneficial ownership)

     INSTITUTIONAL  II -    STA of Baltimore ILA Container Royalty Fund,
                            Jackson Taylor Building, Rm. 202, 6610 Tributary
                            Street, Baltimore, Maryland 21224-6514 (5.08% beneficial ownership) Middendorf Foundation
                            Investment Counselors of Maryland, 2 East Read
                            Street, 6th Floor, Baltimore, Maryland 21202-2480
                            (8.26% beneficial ownership)

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     RETAIL CLASS A -       Plitt & Co. (100.00% record ownership)
                            Sealand Service, Inc. District No. 1 PCD MEBA
                            (AFL-CIO) 1999, 6000 Carnegie Boulevard, Charlotte,
                            North Carolina 28289 (5.36% beneficial ownership)
                            Maryland Economic Development Corporation Revenue
                            Bonds (Collegiate Housing Foundation - University
                            Courtyard Project) 1999 A&B Construction Account, 36
                            South Charles Street, Suite 2410, Baltimore,
                            Maryland 21201-3020 (11.85% beneficial ownership)

     INSTITUTIONAL CLASS -  First Maryland Bancorp FILM Investment
                            Account (67.22% beneficial ownership) Berks County Industrial Development Authority Variable Rate Health Care Revenue Builder (Lutheran Services Northeast Obligated Group PJT) 98 A Trustee under Indenture DTD 12/1/98 Project Fund Series 98A, One South Home Avenue, Topton, Pennsylvania 19562-1399 (8.64% beneficial ownership) Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Pooled Loan Series 1985A & B, Debt Service Reserve Fund, 36 South Charles Street, Suite 1500, Baltimore, Maryland 21201 (8.76% beneficial ownership) CDA-Single Family 1997 First, Debt Service Reserve, 100 Community Place, Crownsville, Maryland 21032-2025 (8.80% beneficial ownership) University of Maryland System Revolving Equipment Loan Program Variable Rate Demand Bonds Series A (Bond Fund), 3300 Metzerott Road, Adelphi, Maryland 20783-1600 (8.91% beneficial ownership)

     INSTITUTIONAL II -     Aegon Montgomery General CAS, c/o Aegon USA,
                            Inc., 4333 Edgewood RdN. E., Cedar Rapids, IA
                            52499-0001 (13.32% beneficial ownership)

                            Metropolitan Airports Authority 1998 Construction Account, c/o Metropolitan Airports, 44 Canal Center Plaza, Alexandria, Virginia 22314-1592 (21.75% beneficial ownership) Eugene B. Casey Foundation, 800 S. Frederick Avenue, Suite 100, Gaithersburg, Maryland 20877-4102 (5.16% beneficial ownership) Abe Pollin, c/o MCI Center, 601 F Street, N.W., Washington, D.C. 20004-1605 (11.25% beneficial ownership) Metropolitan Airports Authority 1997 Construction Account, c/o Metropolitan Airports, 44 Canal Center Plaza, Alexandria, Virginia 22314-1592 (21.75% beneficial ownership)

MONEY MARKET PORTFOLIO

     RETAIL CLASS A -       Plitt & Co. (13.16% record ownership)
                            National Financial Services Corp. (86.67% record ownership) Norfolk Southern Equipment Trust Series
                            J, Norfolk Southern Corporation, 3 Commercial Place,
                            Norfolk, Virginia 23510-2191 (62.07% beneficial ownership)

     INSTITUTIONAL CLASS -  AMP Incorporated Supplemental Benefits Trust,
                            170 Friendship Road, P.O. Box 3608, Harrisburg, Pennsylvania 17105-3608
                            (19.58% beneficial ownership)

     INSTITUTIONAL II -     Piper & Marbury L.L.P. Estates and Trusts Group
                            Clients Custody Accounts, 36 South Charles Street,
                            Baltimore, Maryland 21201 (7.00% beneficial ownership)
                            Corporation of Roman Catholic Clergy
                            Maryland Province of Society of Jesus, 5704 Roland
                            Avenue, Baltimore, Maryland 21210-1334 (11.78% beneficial ownership)
                            E. Magruder Passano, Jr., 100 North Charles Street,
                            Suite 640, Baltimore, Maryland 21201-3808
                            (6.92% beneficial ownership)

TAX-FREE MONEY MARKET PORTFOLIO

     RETAIL CLASS A -       Plitt & Co. (34.23% record ownership)
                            National Financial Services Corp. (65.73% record ownership) Industrial Development Authority of Mayor and City Council of Baltimore (City of Baltimore
                            Capital Acquisition Program) Wastewater Bans, City of Baltimore, Bureau of Treasury Management, 100
                            Guilford Avenue, Baltimore, Maryland 21202-3421
                            (12.53% beneficial ownership)

                            Industrial Development Authority of Mayor and City Council of Baltimore (City of Baltimore Capital Acquisition Program) Water Bans, City of Baltimore, Bureau of Treasury Management, 100 Guilford Avenue, Baltimore, Maryland 21202-3421 (15.20% beneficial ownership)
                            R. Melvin Goetze, Jr. and Audrey A. Goetze, 3900 Monument Avenue, Baltimore, Maryland 21205 (17.17% beneficial ownership)
                            Frederick M. Long, 541 Broadway Way, P.O. Box 73, Gibson Island, Maryland 21056 (12.35% beneficial ownership)

     INSTITUTIONAL CLASS -  Mayor and City Council of Baltimore
                            Certificates of Participation Series 1998C
                            Acquisition Fund, 100 Guilford Avenue, Baltimore, Maryland 21202-3421 (5.72% beneficial ownership) Mayor and City Council of Baltimore Certificates of Participation Series 1998B Acquisition Fund, 100 Guilford Avenue, Baltimore, Maryland 21202-3421 (10.26% beneficial ownership)

     INSTITUTIONAL II -     Merchants Terminal Corporation, 501 North Kresson
                            Street, Baltimore, Maryland 21224 (7.72% beneficial ownership)
                            Gaye G. Haynes, 327 Ponte Vedra Boulevard, Ponte
                            Vedra, Florida 32082-1813 (6.27% beneficial ownership)
                            Estate of Marjorie Woodbury, c/o Standard
                            Klinefelter, Trustee, Piper & Marbury L.L.P, 36
                            South Charles Street, Baltimore, Maryland 21201
                            (7.03% beneficial ownership)

SHORT-TERM TREASURY PORTFOLIO

     RETAIL CLASS A -       National Financial Services Corp. (99.98% record
                            ownership) Roy E. Godlove, 906 Antietam Drive,
                            Hagerstown, Maryland 21742 (6.21% beneficial ownership)

     INSTITUTIONAL CLASS -  Greenleaf Insurance Company, 301 St. Paul Place,
                            Baltimore, Maryland 21202-2161

MARYLAND TAX-FREE PORTFOLIO

     RETAIL CLASS A -       National Financial Services Corp. (99.98% record
                            ownership) O'Donnell Inc., P.O. Box 157, Stevenson,
                            Maryland 21153 (13.08% beneficial ownership)

PENNSYLVANIA TAX-FREE PORTFOLIO

     RETAIL CLASS A -       National Financial Services Corp. (88.64% record
                            ownership) PBT Company, 105 Leader Heights, York,
                            Pennsylvania 17407 (6.40% beneficial ownership)
                            Lawrence J. Schaub, Jr., 1765 Powder Mill Road, Apt.
                            208, York, Pennsylvania 17403 (5.10% beneficial ownership)
                            Virginia A. Wolf, 735 Hardwick Place, Apt. E, York,
                            Pennsylvania 17404 (6.96% beneficial ownership)
                            Allen J. Koeller, 415 Butter Road, York,
                            Pennsylvania 17407 (5.21% beneficial ownership)
                            Fred H. Lloyd, Jr. and Margaret E. Lloyd, 210
                            Pleasant Grove Road, Red Lion, Pennsylvania 17358
                            (5.10% beneficial ownership)
                            Sara Ann Slonaker, 1723 Westwood Road, York,
                            Pennsylvania 17403 (11.37% beneficial ownership)

     INSTITUTIONAL CLASS -I Trustee under agreement with S. Wilson, Grace M.
                            Pollock, 333 North 26th Street, Camp Hill
                            Pennsylvania 17011 (9.24% beneficial ownership)

U.S. GOVERNMENT BOND PORTFOLIO

     RETAIL CLASS A -       National Financial Services Corp. (95.77% record
                            ownership) Mary Y. Que, Profit Sharing Plan, 524
                            Penny Lane, Cockeysville, Maryland 21030 (11.77% beneficial ownership)

INCOME PORTFOLIO

     INSTITUTIONAL CLASS -  First Maryland Bancorp Pension Plan (11.7%
                            beneficial ownership)
                            International Brotherhood of Electrical Workers Office Representatives and Assistants Pension Plan, 1125 15th Street, N.W., Washington, D.C. 20005-2765
                            (15.89% beneficial ownership)
                            International Brotherhood of Electrical Workers Office Employees Pension Plan, 1125 15th Street, N.W., Washington, D.C. 20005-2765 (5.62% beneficial ownership)

BALANCED PORTFOLIO

     INSTITUTIONAL CLASS -  First Maryland Bancorp Capital Accumulation
                            Retirement Fund Balanced Fund (22.73% beneficial ownership)
                            University of Maryland Medical Systems Pension Plan, 29 South Green Street, Baltimore, Maryland 21201-1562 (23.18% beneficial ownership)
                            Montgomery County Board of Education Employee Benefit Trust Fund Retired Health and Life Account, 850 Hungerford Drive, Rockville, Maryland 20850-1718 (7.40% beneficial ownership)
                            Investment Agent for Smithco Savings and Retirement Profit Sharing Plan, 2001 State Road, Camp Hill, Pennsylvania 17011 (12.54% beneficial ownership) First Maryland Bancorp Pension Plan (15.67% beneficial ownership)

EQUITY INCOME PORTFOLIO

     RETAIL CLASS A -       National Financial Services Corp. (97.13% record
                            ownership)

VALUE EQUITY PORTFOLIO

     RETAIL CLASS A -       U.S. Trust Company of Florida, 765 Seagate Drive,
                            Naples, Florida 34103 (14.22% beneficial ownership)
                            Hershy Trust Company, Trustee for Samuel Morrisson
                            Trust (U/A 11/03/98), P.O. Box 445, Hershey,
                            Pennsylvania 17033 (5.26% beneficial ownership)

EQUITY INDEX PORTFOLIO

     RETAIL CLASS A -       National Financial Services Corp. (97.69% record
                            ownership)

     INSTITUTIONAL CLASS -  The Heating Piping and Refrigeration Pension Fund,
                            809 Maryland Avenue, N.E., Washington, D.C.
                            20002-5305 (13.20% beneficial ownership)
                            First Maryland Bancorp Capital Accumulation
                            Retirement Plan ARK Equity Index Fund (43.43% beneficial ownership)
                            Trustee under agreement with S. Wilson & Grace M. Pollock F/B/O Douglas W. Pollock, 1358 Pieffers Lane, Oberlin, Pennsylvania 17113 (5.80% beneficial ownership)
                            The York Bank and Trust Co. Directed Trustee of Lane Enterprises, Inc. Employee Savings Plan Equity Fund, 3905 Hartzdale Drive, Suite 514, Camp Hill, Pennsylvania 17011 (7.85% beneficial ownership)

                            Trustee under agreement with S. Wilson & Grace M. Pollock Foundation, 333 North 26th Street, Camp Hill, Pennsylvania 17011 (9.35% beneficial ownership)


MID-CAP EQUITY PORTFOLIO

     INSTITUTIONAL CLASS -  First Maryland Bancorp Pension Plan (11.84%
                            beneficial ownership)

CAPITAL GROWTH PORTFOLIO

     INSTITUTIONAL CLASS -  First Maryland Bancorp Capital Accumulation
                            Retirement Plan Growth Equity (31.05% beneficial ownership)

SMALL-CAP EQUITY PORTFOLIO

     RETAIL CLASS A -       National Financial Services Corp. (97.15% record
                            ownership)

     INSTITUTIONAL CLASS -  International Brotherhood of Electrical Workers
                            Officers Representatives and Assistants Pension Plan, 1125 15th Street, N.W., Washington, D.C. 20005-2765 (18.11% beneficial ownership)
                            First Maryland Bancorp Pension Plan (18.17% beneficial ownership)
                            International Brotherhood of Electrical Workers Office Employees Pension Plan, 1125 15th Street, N.W., Washington, D.C. 20005-2765 (5.21% beneficial ownership)
                            York Health Systems Endowment - Equity Shadow Account, 1001 South George Street, York, Pennsylvania 17403 (5.26% beneficial ownership)
                            York Health Systems Pension - Equity Shadow Account, 1001 South George Street, York, Pennsylvania 17403 (5.87% beneficial ownership)
                            First Maryland Bancorp - Capital Accumulation Retirement Plan Aggressive Equity Fund (14.13% beneficial ownership)

INTERNATIONAL EQUITY SELECTION PORTFOLIO

     RETAIL CLASS A -       National Financial Services Corp. (33.10% record
                            ownership) The Good Samaritan Hospital, c/o Robert
                            W. Riley, 4th & Walnut Streets, Lebanon,
                            Pennsylvania 17042 (66.60% beneficial ownership)

         A shareholder owning beneficially more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Portfolio's other shareholders. Allfirst Bank or its affiliates, however, may receive voting instructions from certain underlying customer accounts and will vote the shares in accordance with those instructions. In the absence of such instructions, Allfirst Bank or its affiliates will vote those shares in the same proportion as it votes the shares for which it has received instructions from its customers and fiduciary accounts.

                                    CUSTODIAN

         Allfirst Trust, 25 South Charles Street, Baltimore, Maryland 21201, serves as custodian for the Portfolios. Under the custody agreement with the Fund, Allfirst Trust holds the Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays Allfirst Trust a monthly fee at the annual rate of 0.015% of the average net assets of the Portfolios. Allfirst Trust also charges the Fund transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses. Foreign securities purchased by the Portfolios are held by foreign banks participating in a network coordinated by Bankers Trust Company, which serves as sub-custodian for the Portfolios holding foreign securities. All expenses incurred through this network are paid by the Portfolios holding foreign securities.

                              INDEPENDENT AUDITORS

         KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Fund's independent auditors, providing audit services and consultation in connection with the review of various Securities and Exchange Commission filings.

                              FINANCIAL STATEMENTS

         The Portfolios' financial statements and financial highlights for the fiscal year ended April 30, 1999 are included in the Annual Report which report is supplied with this Statement of Additional Information. The Portfolios' financial statements and financial highlights are incorporated herein by reference.

                                   APPENDIX A

DESCRIPTION OF SELECTED INDICES

Dow Jones Industrial Average is an unmanaged index of common stock prices representing stocks of major industrial companies and includes reinvestment of dividends.

Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

Standard & Poor's MidCap 400 Index is an unmanaged index of common stock prices and includes reinvestment of dividends.

NASDAQ Composite Index is an unmanaged index of over-the-counter stock prices and does not assume reinvestment of dividends.

Russell 2000 Index is an unmanaged index of Small-Capitalization stocks that includes reinvestment of dividends.

Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index is an unmanaged index of over 1,000 foreign securities in Europe, Australia and the Far East, and includes reinvestment of dividends.

Morgan Stanley Capital World Index is an unmanaged index of over 1,500 foreign securities, and includes reinvestment of dividends.

Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance and includes reinvestment of interest. It is comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index.

Lehman Brothers Government Bond Index is an index comprised of all public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and of corporate debt guaranteed by the U.S. government. The index excludes flower bonds, foreign targeted issues, and mortgage-backed securities.

Lehman Brothers Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index are rated at least Baa3 by Moody's or BBB- by S&P or, in the case of unrated bonds, BBB by Fitch Investors Service. Collateralized mortgage obligations are not included in the Corporate Bond Index.

The Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index combine to form the Lehman Government/Corporate Bond Index.

Lehman Brothers Intermediate Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities of one to ten years and are rated at least Baa3 by Moody's or BBB- by S&P, or, in the case of unrated bonds, BBB- by Fitch Investors Service.

Lehman Brothers Long-Term Corporate Bond Index is an index comprised of all public, fixed-rate, non-convertible investment-grade domestic corporate debt. Issues included in this index have remaining maturities greater than ten years and are rated at least Baa3 by Moody's or BBB- by S&P, or, in the case of unrated bonds, BBB- by Fitch Investors Service.

Salomon Brothers High-Grade Corporate Bond Index is an index of high-quality corporate bonds with a minimum maturity of at least ten years and with total debt outstanding of at least $50 million. Issues included in the index are rated AA or better by Moody's or AA or better by S&P.

Merrill Lynch High and Medium Quality Intermediate-Term Corporate Index is an index comprised of all public, fixed-rate, non-convertible corporate debt. Issues included in this index have remaining maturities of between one year and
9.99 years. Issues included in the index are rated at least BBB by S&P.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

Moody's ratings for state and municipal and other short-term obligations are designated Moody's Investment Grade ("MIG," or "VMIG" for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-1/VMIG-1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

The ratings from AA to BBB may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -     Leading market positions in well-established industries.

         -     High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and with high internal cash generation.

         - Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only to a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher- rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                   APPENDIX B

                                 1999 TAX RATES

         The following tables show the effect of a shareholder's tax status on effective yield under the federal and applicable state and local income tax laws for 1999. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 3% to 7%. Of course, no assurance can be given that a Portfolio will achieve any specific tax-exempt yield. While the Portfolios invest principally in obligations whose interest is exempt from federal income tax (and, in the case of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio, from Maryland and Pennsylvania state income tax, respectively, as well) other income received by a Portfolio may be taxable.

         Use the first table to find your approximate effective tax bracket taking into account federal and state taxes for 1999.

                                                                    COMBINED                        COMBINED       COMBINED
                                            FEDERAL                 MARYLAND                      PENNSYLVANIA   PENNSYLVANIA
                                            INCOME     MARYLAND    AND FEDERAL    PENNSYLVANIA     AND FEDERAL   AND FEDERAL
 SINGLE  RETURN          JOINT  RETURN        TAX      MARGINAL     EFFECTIVE       MARGINAL        EFFECTIVE     EFFECTIVE
TAXABLE  INCOME        TAXABLE  INCOME      BRACKET      RATE     TAX BRACKET**       RATE        TAX BRACKET**  TAX BRACKET**

 25,751    62,450      43,051    104,050    28.00%     4.85%        33.68%           2.80%           33.50%         30.02%
 62,451   130,250     104,051    158,550    31.00%     4.85%        36.44%           2.80%           36.27%         32.93%
130,251   283,150     158,551    283,150    36.00%     4.85%        41.05%           2.80%           40.89%         37.79%
283,151               283,151               39.60%     4.85%        44.37%           2.80%           44.21%         41.29%


* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

*** Combined Maryland and federal effective tax brackets take into account the highest combined Maryland state and county income tax rate of 7.89% (applicable to residents of

    Caroline County). The table below sets forth the combined Maryland state and county income tax rate in descending order for each county:

                                                   COMBINED
                             COUNTY                RATE

                             Caroline              7.89%
                             Somerset              7.88%
                             Wicomico              7.87%
                             Price George's        7.86%
                             Montgomery            7.86%
                             St. Mary's            7.77%
                             Allegany              7.68%
                             Baltimore             7.62%
                             Carroll               7.62%
                             Queen Anne's          7.62%
                             Garrett               7.39%
                             Charles               7.37%
                             Calvert               7.37%
                             Washington            7.37%
                             Kent                  7.37%
                             Frederick             7.37%
                             Dorchester            7.37%
                             Harford               7.37%
                             Cecil                 7.37%
                             Anne Arundel          7.36%
                             Baltimore City        7.35%
                             Howard                7.26%
                             Talbot                6.61%
                             Worcester             5.86%

Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions.

**** Combined Pennsylvania and federal effective tax brackets take into account the Pennsylvania state income tax rate of 2.8% and Philadelphia school district investment income tax rate of 4.84%. Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions. Having determined your effective tax bracket above, use the following table to determine the tax equivalent yield for a given tax-free yield.

***** Combined Pennsylvania and federal effective tax brackets take into account the highest Pennsylvania state income tax rate of 2.8% but does not take into account any local income tax rate since only residents of the school district of Philadelphia are subject to a local income tax on the net income from the ownership, sale or other disposition of tangible and intangible personal property. Figures are tax-effected to reflect the federal tax benefit for persons who itemized deductions.

If your combined effective federal, Maryland state and county personal income tax rate in 1999 is:

           33.68%         36.44%          41.05%          44.37%

To match these tax free rates: Your taxable investment would have to earn the following yield:

            3.00%          4.52%           4.72%           5.09%           5.39%
            4.00%          6.03%           6.29%           6.79%           7.19%
            5.00%          7.54%           7.87%           8.48%           8.99%
            6.00%          9.05%           9.44%          10.18%          10.78%
            7.00%         10.56%          11.01%          11.87%          12.58%


If your combined effective federal, Pennsylvania state and Philadelphia school district investment income tax rate in 1999 is:

           33.50%         36.27%          40.89%          44.21%

Your taxable investment would have to earn the following yield:

            3.00%          4.51%           4.71%           5.08%           5.38%
            4.00%          6.02%           6.28%           6.77%           7.17%
            5.00%          7.52%           7.85%           8.46%           8.96%
            6.00%          9.02%           9.41%          10.15%          10.76%
            7.00%         10.53%          10.98%          11.84%          12.55%

If your combined effective federal and Pennsylvania state income tax rate in 1997 is:

           30.02%         32.93%          37.79%          41.29%

Your taxable investment would have to earn the following yield:

            3.00%          4.29%           4.47%           4.82%           5.11%
            4.00%          5.72%           5.96%           6.43%           6.81%
            5.00%          7.14%           7.45%           8.04%           8.52%
            6.00%          8.57%           8.95%           9.64%          10.22%
            7.00%         10.00%          10.44%          11.25%          11.92%

A Portfolio may invest a portion of its assets in obligations that are subject to federal, state, or county (or City of Baltimore) income taxes. When the Portfolio invests in these obligations, its tax-equivalent yield will be lower. In the table above, tax-equivalent yields are calculated assuming investments are 100% federal- and state- tax-free.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, each Portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's holdings, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. THE YIELDS OF THE RETAIL CLASS A, RETAIL CLASS B, INSTITUTIONAL CLASS OR INSTITUTIONAL II CLASS OF A PORTFOLIO ARE EACH CALCULATED SEPARATELY. THE YIELDS OF THE RETAIL CLASS A, RETAIL CLASS B AND INSTITUTIONAL CLASS OF A PORTFOLIO WILL BE LOWER THAN THOSE OF THE INSTITUTIONAL CLASS OF THE SAME PORTFOLIO, DUE TO HIGHER EXPENSES IN GENERAL.